UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.   )

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Repro Med Systems, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Repro Med Systems, Inc.

d/b/a KORU Medical Systems

24 Carpenter Road

Chester, New York 10918

(845) 469-2042

Notice of Annual Meeting of Shareholders

To Be Held May 6, 2022

The 2022 Annual Meeting of Shareholders (the “Annual Meeting”) of Repro Med Systems, Inc. d/b/a KORU Medical Systems (the “Company”) will be held on May 6, 2022 at 8:00 a.m. Eastern Time at the Sheraton Mahwah Hotel, 1 International Boulevard, Route 17 North, Mahwah, NJ 07495.

The Annual Meeting is to vote on the following matters:

1.	Election of directors
2.	Approval of the Company’s Non-Employee Director Compensation Plan
3.	Approval of an amendment to the Company’s Restated Certificate of Incorporation, as amended, to change the Company’s name to “KORU Medical Systems, Inc.”
4.	Approval of the Agreement and Plan of Merger between the Company and a to-be-formed wholly-owned Delaware subsidiary (“KORU Delaware”), pursuant to which the Company will merge with and into KORU Delaware for the sole purpose of changing the Company’s name and state of incorporation from New York to Delaware, including to approve the Certificate of Incorporation and Bylaws of KORU Delaware
5.	Approval, on an advisory basis, of the compensation of the Company’s executive officers
6.	Ratification of the appointment of independent registered public accountants for the 2022 fiscal year
7.	Transaction of any other business that may properly come before the meeting

All shareholders are invited to attend the Annual Meeting. Only those shareholders of record at the close of business on March 14, 2022 are entitled to notice of and to vote at the Annual Meeting and any postponements or adjournments thereof. A complete list of shareholders entitled to vote at the Annual Meeting will be available for inspection by any shareholder at the Annual Meeting and during normal business hours at the Company’s corporate headquarters during the 10-day period immediately prior to the date of the Annual Meeting.  Officers of the Company will be present at the Annual Meeting and available to respond to questions from shareholders.

Important Notice Regarding the Availability of Proxy Materials for the Meeting to be Held on May 6, 2022: This Proxy Statement, along with our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 is available at https://www.cstproxy.com/KORUMEDICAL/2022.

We have mailed to our shareholders of record and beneficial owners a Notice of Internet Availability of Proxy Materials containing instructions on how to access the attached proxy statement and our 2021 Annual Report on Form 10-K via the Internet and how to vote online or by mobile device. The Notice of Internet Availability of Proxy Materials and the proxy statement also contain instructions on how you can receive a paper or electronic copy of the proxy materials. If you elect to receive a paper or electronic copy of our proxy materials, our 2021 Annual Report on Form 10-K will be sent to you along with the proxy statement.

The Notice of Internet Availability of Proxy Materials is being mailed, and the attached proxy statement is being made available, to our shareholders beginning on or about March 25, 2022.

YOUR VOTE IS IMPORTANT.  To vote your shares, you can (i) use the Internet or mobile device, as described in the Notice of Internet Availability of Proxy Materials and on your proxy card; or (ii) complete, sign and date your proxy card and return your proxy card by mail.  Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in the proxy materials for the Annual Meeting. Shareholders who attend the Annual Meeting may revoke their proxies and vote by internet or mobile device up until the polls close during the Annual Meeting.

By order of the Board of Directors,

/s/ Karen Fisher

Chief Financial Officer, Treasurer and Corporate Secretary

Repro Med Systems, Inc.

24 Carpenter Road

Chester, New York 10918

(845) 469-2042

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Repro Med Systems, Inc. d/b/a KORU Medical Systems (the “Company”, “KORU Medical” or “KORU” and, as the context requires, “we”, “us” or “our”) to be used at the Company’s 2022 Annual Meeting of Shareholders to be held on May 6, 2022 at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders, and at any postponements or adjournments thereof. All proxies will be voted in accordance with the shareholders’ instructions, and if no choice is specified, the proxies will be voted in favor of the matters specified in the accompanying Notice of Annual Meeting of Shareholders and each of the director nominees specified herein. Any proxy may be revoked by a shareholder before its exercise by delivery of written revocation or a subsequently dated proxy to our Corporate Secretary by the close of business on May 5, 2022 or by voting again by internet or mobile device prior to or at the Annual Meeting before the polls close.

NOTICE OF ELECTRONIC AVAILABILITY OF PROXY MATERIALS

On or about March 25, 2022, we mailed to our shareholders of record and beneficial owners a Notice of Internet Availability of Proxy Statement (“Notice”) containing instructions on how to access this Proxy Statement and our 2021 Annual Report on Form 10-K via the Internet and how to vote online or by mobile device. This Proxy Statement, along with our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 is available at https://www.cstproxy.com/KORUMEDICAL/2022. As a result, you will not receive a paper copy of the proxy materials unless you request one. All shareholders are able to access the proxy materials on the website referred to in the Notice and in this Proxy Statement and to request to receive a set of the proxy materials by mail or electronically, in either case, free of charge. If you would like to receive a paper or electronic copy of our proxy materials, you should follow the instructions for requesting such materials in this Proxy Statement.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

What is the record date?

The record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting is the close of business on March 14, 2022. The record date is established by the Board of Directors as required by New York law. On the record date, 44,671,160 shares of the Company’s common stock, par value $0.01 per share (“common shares” or “common stock”) were issued and outstanding.

Who is entitled to vote?

All record holders of common shares as of the close of business on March 14, 2022 are entitled to vote.  As of the record date, there were 44,671,160 shares of common stock issued and outstanding.

What are the voting rights of shareholders?

Each holder of common shares is entitled to one vote per common share on all matters to be acted upon at the Annual Meeting. Neither the Company’s Restated Certificate of Incorporation, as amended (our “Certificate of Incorporation”), nor our Amended and Restated By-laws allow for cumulative voting rights.

What constitutes a quorum for the Annual Meeting?

A majority of the outstanding shares of common stock entitled to vote, represented at the meeting in person or by proxy, constitutes a quorum. Broker non-votes, votes withheld and abstentions will be counted for purposes of determining whether a quorum is present.

How do I vote my common shares?

KORU offers registered shareholders two ways to vote:

•	By Internet or mobile device, following the instructions on the Notice or the proxy card, prior to or at the Annual Meeting before the polls close; or

•	By mail (if you received your proxy materials by mail), using the enclosed proxy card and return envelope.

How do I attend the Annual Meeting? What do I need to bring?

In order to be admitted to the Annual Meeting, you must bring documentation showing that you owned common shares as of March 14, 2022, the record date. Acceptable documentation includes (i) your Notice of Internet Availability of Proxy Materials, (ii) the admission ticket attached to your proxy card (if you received your proxy materials by mail), or any other proof of ownership (such as a brokerage or bank statement) reflecting your KORU holdings as of March 14, 2022. All attendees must also bring valid photo identification. Shareholders who do not bring this documentation will not be admitted to the Annual Meeting.

Can I vote my common shares during the Annual Meeting?

Yes.  If you are a shareholder of record, you may vote your common shares during the Annual Meeting by accessing https://www.cstproxy.com/KORUMEDICAL/2022 until the polls close or by completing a ballot at the meeting.  However, if your common shares are held in “street name,” you may vote your common shares in person only if you obtain a nominee-issued proxy from your broker or nominee giving you the right to vote the common shares. Even if you currently plan to attend the Annual Meeting, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend the meeting.

What is the difference between a shareholder of record and a “street name” holder?

If your common shares are registered directly in your name with Continental Stock Transfer & Trust Company, the Company’s transfer agent, you are considered the shareholder of record with respect to those common shares.  The Notice and proxy card have been sent directly to you by the Company.

If your common shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of these common shares, and your common shares are held in “street name.” The Notice and proxy card have been forwarded to you by your broker, bank or nominee who is considered, with respect to those common shares, the shareholder of record.

How do I vote shares that are held by my broker?

If you have shares held by a broker or other nominee, you may instruct your broker or other nominee to vote your shares by following instructions that your broker or nominee provides to you.  Most brokers offer voting by mail and the Internet.

What if I do not specify how I want my common shares voted?

If you return a signed proxy card and do not specify on your proxy card (or when giving your proxy over the Internet or mobile device) how you want to vote your common shares, your common shares will be voted FOR each of the directors nominated in Proposal 1, and FOR each of the proposals set forth in Proposals 2, 3, 4, 5 and 6.

Broker non-votes occur when nominees, such as banks and brokers holding shares on behalf of beneficial owners, do not receive voting instructions from the beneficial holders.  If that happens, the banks and brokers who are registered with the New York Stock Exchange (NYSE) may vote those shares only on matters deemed “routine” by the NYSE, such as the ratification of the appointment of the Company’s independent registered public accounting firm.  On “non-routine” matters nominees cannot vote unless they receive voting instructions from beneficial owners, resulting in so called “broker non-votes.”  The items being considered at the Annual Meeting, except for the ratification of the appointment of the Company’s independent registered public accounting firm, are considered “non-routine” matters.  Therefore, it is important that you provide voting instructions to your broker as to how you want your shares voted on the proposals being submitted at the Annual Meeting.

How do I find out the voting results?

Preliminary results are typically announced at the Annual Meeting. Final voting results will be reported on a Form 8-K filed with the Securities and Exchange Commission following the Annual Meeting.

What are my choices when voting?

Shareholders may vote “for,” “against” or abstain from voting with respect to each of Proposals 2, 3, 4, 5 and 6 described in the Notice and this Proxy Statement.  Shareholders may vote “for” or “against” all or some of the nominees, or vote “withhold” with respect to one or more of the nominees with respect to Proposal 1 (Election of Directors).

What are the recommendations of the Board of Directors on how I should vote my common shares?

The Board of Directors recommends that you vote your common shares FOR each of the director nominees in Proposal 1 and FOR each of Proposals 2, 3, 4, 5 and 6.

Can I change my vote?

Yes. You may revoke your proxy at any time by any of the following means:

•	Attending the Annual Meeting and voting by one of the methods described in the proxy materials for the Annual Meeting. Your attendance at the Annual Meeting will not by itself revoke a proxy. You must vote your common shares at the meeting, prior to the polls closing, to revoke your proxy. If your common shares are held in “street name,” you will need a nominee-issued proxy from your broker to vote your common shares at the meeting.

•	Completing and submitting a new valid proxy bearing a later date by Internet, mobile device or mail before 11:59 pm on May 5, 2022.

•	Giving written notice of revocation to the Company addressed to Corporate Secretary, at the Company’s address above, which notice must be received before the close of business on May 5, 2022.

What percentage of the vote is required to elect the nominees to the Board of Directors?

To be elected as a director (Proposal 1), each director nominee must receive a plurality of the votes cast at the Annual Meeting by the shareholders entitled to vote in the election of directors. Should any director nominee become unable or unwilling to accept nomination or election, the proxy holders may vote the proxies for the election, in his or her stead, of any other person the Board of Directors may nominate or designate.  Each director nominee has expressed their intention to serve the entire term for which election is sought.  Broker non-votes and votes “withheld” will have no impact on the outcome of Proposal 1.

What percentage of the vote is required to approve the Non-Employee Director Compensation Plan?

The affirmative vote of a majority of the votes cast for or against at the Annual Meeting by the shareholders entitled to vote thereon is required to approve, by advisory vote, the Company’s Non-Employee Director Compensation Plan (Proposal 2). Broker non-votes and abstentions will have no effect on the outcome of Proposal 2.

What percentage of the vote is required to approve the amendment to the Company’s Certificate of Incorporation to change the name of the Company to “KORU Medical Systems, Inc.” (the “Name Change”)?

The affirmative vote of a majority of all outstanding shares entitled to vote thereon is required to approve the Name Change (Proposal 3). Broker non-votes and abstentions will have the same effect as votes “against” Proposal 3.

What percentage of the vote is required to approve the Agreement and Plan of Merger between the Company and a to-be-formed wholly-owned Delaware subsidiary (“KORU Delaware”), pursuant to which the Company will merge with and into KORU Delaware for the sole purpose of changing the Company’s name and state of incorporation from New York to Delaware, including to approve the Certificate of Incorporation and Bylaws of KORU Delaware (the “Reincorporation”)?

The affirmative vote of the holders of at least two-thirds of the Company’s outstanding common shares entitled to vote thereon is required to approve the Reincorporation (Proposal 4). Broker non-votes and abstentions will have the same effect as votes “against” Proposal 4.

What percentage of the vote is required to approve the advisory vote regarding executive compensation?

The affirmative vote of a majority of the votes cast for or against at the Annual Meeting by the shareholders entitled to vote thereon is required to approve, by advisory vote, the Company’s executive compensation described in this Proxy Statement (Proposal 5).  This is a non-binding advisory vote.  Broker non-votes and abstentions will have no effect on the outcome of Proposal 5.

What percentage of the vote is required to ratify the appointment of independent registered accountants?

The affirmative vote of a majority of the votes cast in favor of or against at the Annual Meeting by the shareholders entitled to vote thereon is required to ratify the appointment of the independent registered accountants (Proposal 6).  This is a non-binding advisory vote.  Broker non-votes and abstentions will have no effect on the outcome of Proposal 6.

Is this Proxy Statement the only way that proxies are being solicited?

No.  In addition to the solicitation of proxies by use of the mail, officers and employees of the Company may solicit the return of proxies by mail, telephone, facsimile or e-mail or through personal contact.  These officers and employees will not receive additional compensation but will be reimbursed for out-of-pocket expenses.  Brokerage houses and other custodians, nominees and fiduciaries, in connection with common shares registered in their names, will be requested to forward solicitation materials to the beneficial owners of common shares.

Are there any other matters to be acted upon at the Annual Meeting?

Management does not intend to present any business for a vote at the Annual Meeting other than the matters set forth in the Notice and has no information that others will do so.  If other matters requiring a vote of the shareholders properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented by the proxies held by them in accordance with applicable law and their discretion on such matters.

What does it mean to vote by proxy?

It means that you give someone else the right to vote your shares in accordance with your instructions.  In this way, you ensure that your vote will be counted even if you are unable to attend the Annual Meeting.  If you give your proxy but do not include specific instructions on how to vote, the individuals named as proxies will vote your shares “FOR” each of the director nominees and FOR Proposals 2, 3, 4, 5 and 6.

What is “householding” and how does it affect me?

KORU has adopted “householding,” a procedure under which shareholders of record who have the same address and last name will receive a single Notice of Internet Availability of Proxy Materials or set of proxy materials, unless one or more of these shareholders notifies the Company that they wish to continue receiving individual copies. Shareholders who participate in householding will continue to receive separate proxy cards.  This procedure can result in significant savings to the Company by reducing printing and postage costs.

If you participate in householding and wish to receive a separate Notice of Internet Availability of Proxy Materials or set of proxy materials, or if you wish to receive separate copies of future notices, special reports and proxy materials, please contact Continental Transfer & Trust Company at 1 State Street 30th floor, New York, NY 10004, phone (212) 509-4000.  The transfer agent will deliver the requested documents to you promptly upon your request.

Any shareholders of record who share the same address and currently receive multiple copies of proxy materials who wish to receive only one copy of these materials per household in the future may contact Continental Transfer & Trust Company at the address or telephone number listed above.  If you hold your shares through a broker, bank or other nominee, however, please contact your broker, bank, or other nominee to request information about householding.

Are there rights of dissent or appraisal for the proposals submitted at the Annual Meeting?

None of the matters to be acted on at the Annual Meeting give rise to any statutory right of a shareholder to dissent and obtain the appraisal of or payment for such shareholder’s shares.

PROPOSAL 1:

ELECTION OF DIRECTORS

The Board of Directors is currently comprised of nine directors which will be decreased to seven directors immediately following the Annual Meeting.  The Board of Directors has nominated seven directors for election by the shareholders at the Annual Meeting (the “Director Nominees”) to serve until the 2023 Annual Meeting of Shareholders, or until their respective successors have been duly elected and qualified.  Shareholders will be unable to vote their proxies for more than seven persons.

Director Nominees

The following table sets forth the name, age and positions of each Director Nominee:

Name	Age	Position / Held Since

R. John Fletcher	76	Chairman of the Board (since September 2019) Director (since May 2019)

James M. Beck	74	Director (since December 2018)

Robert A. Cascella	67	Director Nominee

Donna French	57	Director (since May 2021)

Joseph M. Manko, Jr.	56	Director (since May 2016)

Shahriar (Shar) Matin	47	Director (since May 2021)

Linda Tharby	53	Director Nominee Chief Executive Officer (since April 2021)

All directors hold office until the next annual meeting of shareholders or until their successors are elected.

Mr. Fletcher brings more than 35 years of healthcare and medical device experience to KORU.  He founded Fletcher Spaght Inc., a strategy consulting and venture capital firm, in 1983 and as its managing partner emeritus, remains active with the company, advising both the consulting practice and venture capital activities, with analytical insights and creative solutions derived from his years of experience with clients, portfolio companies and the investment community. John works across Fletcher Spaght’s practice groups, with a focus on healthcare.  Prior to founding Fletcher Spaght, Mr. Fletcher was a senior manager at The Boston Consulting Group, advising a broad range of companies in healthcare and high technology industries. Mr. Fletcher joined the board of directors of publicly-traded medical device company Spectranetics Corporation in 2002 and served as Chairman of the Board from 2010-2017 during its turnaround and subsequent sale to Philips N. V.  For this work, he was selected as 2018 Director of the Year by the National Association of Corporate Directors. Mr. Fletcher currently also serves as the Chairman of ClearPoint Neuro (formerly MRI Interventions), Vyant Bio and Metabolon, Inc. He is Chairman Emeritus of the Corporate Collaboration Council at the Thayer School of Engineering/Tuck School of Business at Dartmouth College and serves on the Board of Advisors of Beth Israel Deaconess Medical Center and the Whitehead Institute at MIT.  Mr. Fletcher received his MBA from Southern Illinois University, his BBA in Marketing from George Washington University and his MS in International Finance from Carnegie Mellon University. He is an instructor for courses in international business and was a PhD Candidate at the Wharton School of the University of Pennsylvania. Mr. Fletcher was a Captain and jet pilot instructor in the US Air Force.

Mr. Beck has more than 40 years of healthcare services and distribution general management experience.  Mr. Beck served as the Company’s interim CEO from January 2021 through April 2021. Mr. Beck most recently served as Executive Chairman of Medical Specialties Distributors (“MSD”), a leading service solution provider serving the home infusion, home medical equipment, and oncology markets, from 2016 to 2018 and a Director from 2007 to 2018.  He previously served as President and Chief Executive Officer of MSD from 2007 to 2016.  Prior to joining MSD, Jim held various executive and management positions with leading healthcare companies such as American Hospital Supply/Baxter Healthcare, AMSCO International, Spectrum Healthcare, and SHPS Health Management Solutions.  Mr. Beck is currently a member of the board of directors of Hilco Vision, a privately owned eye health business located in Plainville, MA.

Mr. Cascella has more than 30 years of impressive track records in supporting value creation in the healthcare industry, with a strong focus on innovation and integrated solutions. Mr. Cascella joined Royal Philips in 2015 and served as CEO of its Precision Diagnostics business and an executive committee member until 2021. Prior to this advisory role he held the position of Executive Vice President and Strategic Business Development Leader at Royal Philips and was also a member of the company’s Executive Committee. Before joining Royal Philips, Mr. Cascella spent 11 years at Hologic, a global leader in women’s health, as its president and later CEO. Mr. Cascella currently serves on the boards of Celestica Inc., Mirion Technologies, Inc, Neuronetics, Inc. and Metabolon, Inc. Mr. Cascella holds a B.A. in accounting from Fairfield University.

Dr. French, Ph.D., is a pharmaceutical industry veteran with over 25 years of experience in pharmaceutical sciences and drug-device combination products.  Dr. French, has been Vice President of Dosage Form Design and Development at AstraZeneca since June 2017.  Prior to joining AstraZeneca, Dr. French was Senior Director of Device Development at Genentech from January 2009 to May 2017.  She was Executive Director of Drug Delivery Engineering at Amgen, Inc. before joining Genentech.  For her entire career, Dr. French has been developing and commercializing drug products, drug delivery systems and devices.  She has led the development and commercialization of numerous products with delivery devices worldwide, including auto-injectors, pen injectors, needle stick prevention devices, prefilled syringes, needle-free injectors, subcutaneous infusion devices, intraocular delivery devices, inhalation drug delivery systems, and patient aids and tools for drug preparation and administration.  Dr. French earned her B.S. in Pharmacy from Albany College of Pharmacy, and her Ph.D. in Pharmaceutical Sciences from the University of Nebraska.

Mr. Manko has been the Senior Principal in Horton Capital Management LLC, the investment manager for the Horton Capital Partners Fund, LP (“Horton Fund”) since 2013.  The Horton Fund is a significant shareholder in the Company. Mr. Manko has over 20 years of investment experience in the asset management, investment banking, private equity and corporate securities markets.  From 2005 to 2010, Mr. Manko was a Partner and Chief Executive Officer of Switzerland-based BZ Fund Management Limited, where he was responsible for corporate finance, private equity investments, three public equity funds and the firm’s Special Situations and Event-Driven strategies.  Prior to that Mr. Manko was a Managing Director with Deutsche Bank in London.  He began his investment banking career at Merrill Lynch as a Vice President in Hong Kong and prior to that, Mr. Manko was a corporate finance attorney at Skadden, Arps, Slate, Meagher & Flom LLP. Mr. Manko has served on the board of several companies in the bio-pharmaceutical industry and has advised numerous companies in the pharmaceutical, biotech and medtech industries and currently serves as a director of Safeguard Scientifics, Inc. Mr. Manko has also served on the board of directors of Wireless Telecom Group, Inc., and Creative Realities, Inc. Mr. Manko earned both his B.A. and Juris Doctor from the University of Pennsylvania.

Mr. Matin is the CEO and director of Cordis Corporation, a customer focused provider of interventional cardiovascular technologies, since August 2021. Mr. Matin has over 20 years of medical device technology experience in Fortune 500 and mid/small cap companies where he led commercial and technical teams in the United States, Europe and Asia. In his previous role as Chief Operating Officer of ViewRay, Inc. from July 2018 through March 2021, he built the organization’s team and capabilities to disrupt the $6 billion radiation oncology market. As Chief Operating Officer of Spectranetics, from January 2014 to November 2017, he was instrumental in growing the enterprise value from $250 million to over $2 billion prior to its acquisition by Royal Philips. From 2007 to 2014, Mr. Matin held commercial and operation leadership roles of increasing responsibilities at Spectranetics. Before joining Spectranetics, Mr. Matin also served in several commercial and engineering leadership roles at Boston Scientific and Guidant Corporation.  He holds an MBA from Harvard Business School and received a B.E. from the University of California, Berkeley.

Ms. Tharby has served as the Company’s Chief Executive Officer since April 2021. Ms. Tharby has over 25 years of executive leadership experience building and leading strong performing global organizations that develop and commercialize products and service innovations, while delivering solutions to patients in the home setting. Prior to joining the Company, Ms. Tharby spent the last 24 years working in various roles of increased responsibility at Becton Dickinson (“BD”). Ms. Tharby was a member of the Executive Leadership team of BD that transformed the company from an $8 billion medical supplies company to an $18 billion global medical technology company. Ms. Tharby’s most recent role at BD was Chief Customer Experience Officer from July 2018 through December 2020. In her prior role, as BD’s Chief Human Resources Officer, from October 2016 through July 2018, she led the company through its $24 billion acquisition and integration of C.R. Bard in 2017. She also held numerous global business leadership roles at BD, including Executive Vice President and President of Life Sciences, Group President of Pre-Analytical Systems and Biosciences, Worldwide President of Diabetes Care, and Vice President/General Manager of Pharmaceutical Systems. Ms. Tharby has an Honors Bachelor of Business Administration from Wilfrid Laurier University in Waterloo, Ontario Canada.

Ms. Tharby has entered into an agreement with the Company whereby she will be deemed to have automatically resigned from the Board simultaneously with the termination of her employment as the Company’s Chief Executive Officer.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE DIRECTOR NOMINEES IN PROPOSAL 1.

UNLESS MARKED TO THE CONTRARY, PROXIES RECEIVED BY THE COMPANY WILL BE

VOTED “FOR” THE ELECTION OF THE NOMINEES LISTED ABOVE.

PROPOSAL 2:

APPROVAL OF NON-EMPLOYEE DIRECTOR COMPENSATION PLAN

On February 9, 2022, our Board approved the Repro Med Systems, Inc. d/b/a KORU Medical Systems Non-Employee Director Compensation Plan (the “Director Compensation Plan”), which sets forth the cash and equity compensation that is to be paid to our non-employee directors in a specific, formulaic manner. The Director Compensation Plan memorializes the Company’s current non-employee director compensation policy and does not increase fees payable to non-employee directors pursuant to that policy. Since the Company’s 2021 Omnibus Equity Incentive Plan was approved by the shareholders at the 2021 annual meeting of shareholders, shares of common stock issued as non-employee director compensation have been issued pursuant to that 2021 Omnibus Equity Incentive Plan. If the Director Compensation Plan is approved by the shareholders, the Company currently intends to issue shares of its common stock as director fees pursuant to the Director Compensation Plan, although the Company may also issue shares of its common stock as director fees pursuant to the Company’s 2021 Omnibus Equity Incentive Plan.

The material features of the Director Compensation Plan are summarized below. This summary is qualified in its entirety by reference to the full text of the Director Compensation Plan, which is set forth in Appendix A to this Proxy Statement.

Pursuant to the Director Compensation Plan, each person who is a non-employee director shall be entitled to receive without further action by the Board an annual fee equal to $110,000 per calendar year (the “Base Fee”), of which $50,000 will be paid in cash and $60,000 will be paid in shares of common stock, as provided below. The Chairman of the Board shall be entitled to receive an annual fee in addition to the Base Fee of $40,000 to be paid in shares of common stock, as provided below. The Chairman of the Audit Committee shall be entitled to receive an annual fee in addition to the Base Fee of $15,000 to be paid in cash. The Chairman of the Compensation Committee shall be entitled to receive an annual fee in addition to the Base Fee of $11,500 to be paid in cash. The Chairman of the Nominating and Corporate Governance Committee shall be entitled to receive an annual fee in addition to the Base Fee of $7,500 to be paid in cash. These fees are paid in equal quarterly installments in arrears on the last business day of each calendar quarter.

Shares of common stock issued in lieu of annual fees will be fully vested and unrestricted shares of common stock. The number of shares of common stock issuable as annual fees is equal to the dollar amount of annual fees payable in common stock divided by the fair market value of the common stock on each respective payment date. For purposes of the Director Compensation Plan, “fair market value” means (i) if the common stock principally trades on a national securities exchange other than the Nasdaq Capital Market, the closing sale price of a share of common stock, and (ii) if the common stock principally trades on the Nasdaq Capital Market (as it does currently) or an over-the counter marketplace, the arithmetic mean of the high and low prices of a share of common stock (and if the mean results in a fractional cent, rounded up to the nearest cent), in each case as reported on the last trading day before the payment date. The arithmetic mean of the high and low prices of a share of common stock as reported on the Nasdaq Capital Market on March 1, 2022 was $3.30. There is no maximum number of shares of common stock that may be issued under the Director Compensation Plan; however, non-employee directors may not receive annual fees paid in shares of common stock that have a fair market value (determined as of the date of grant) in excess of $750,000 in a single calendar year.

The Director Compensation Plan is intended only for our non-employee directors on the basis of each director’s membership to the Board. There are currently nine non-employee director nominees that would be eligible to participate in the Director Compensation Plan. The Director Compensation Plan is intended to promote the interests of the Company by providing an inducement in the form of fees to certain qualified persons who are not employees of the Company to serve as members of the Company’s Board. The Director Compensation Plan also seeks to align the interests of these non-employee directors with the interests of the Company’s shareholders by providing for a portion of these fees to be paid in shares of common stock of the Company.

We are asking our shareholders to approve our Director Compensation Plan as described in this Proxy Statement. If the shareholders do not approve the Director Compensation Plan, then non-employee director compensation will be governed by the existing non-employee director compensation policy, which is materially identical to the Director Compensation Plan except fees paid in common stock will be paid pursuant to the Company’s shareholder-approved 2021 Omnibus Equity Incentive Plan.

Equity Compensation Plan Information

as of December 31, 2021

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	3,672,500	3.42	1,023,342
Equity compensation plans not approved by security holders (1)	1,000,000	3.31	1,000,000
Total	4,672,500		2,023,342

__________

(1) Represents unvested shares of restricted stock issued to our Chief Executive Officer as inducement to her employment. Does not include an indeterminate number of shares issuable to our Chief Executive Officer pursuant to her employment agreement, representing 30% of her annual bonus.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 2. UNLESS MARKED TO THE CONTRARY, PROXIES RECEIVED BY THE COMPANY WILL BE VOTED “FOR” THIS PROPOSAL.

PROPOSAL 3:

CHANGE OF THE COMPANY’S NAME TO “KORU MEDICAL SYSTEMS, INC.”

Repro Med Systems, Inc. has been the Company’s legal name since its formation in 1980. On March 2, 2022, the Board adopted a resolution to amend the Company’s Restated Certificate of Incorporation, as amended, to change the legal name of the Company to “KORU Medical Systems, Inc.” (the “Name Change Amendment”), subject to shareholder approval.

Since October 24, 2019, the Company has operated under its registered “doing business as” name, “KORU Medical Systems” and our common stock has traded on the Nasdaq Capital Market under the symbol “KRMD”. The Company’s decision to rebrand was inspired by the koru, a widely recognized symbol of a spiral-shaped, unfurling fern that represents new life and new beginnings, consistent with the Company’s focus on providing patients’ new beginnings with our at-home infusion systems.” The Company believes that its existing legal name should be changed to reflect this rebranding to avoid confusion with customers, investors and others, as well as to promote the brand itself.

A copy of the Name Change Amendment is attached hereto as Appendix E and incorporated by reference herein.

If the Name Change Amendment is approved, we intend to file it with the Secretary of State of the State of New York as soon as practicable following such approval. At any time prior to the filing of the Name Change Amendment with the Secretary of State of the State of New York, notwithstanding shareholder approval thereof and without further action by the shareholders, the Board, in its sole discretion, may abandon or delay the filing of the Name Change Amendment.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF PROPOSAL 3 TO CHANGE THE COMPANY’S NAME TO “KORU MEDICAL SYSTEMS, INC.” UNLESS MARKED TO THE CONTRARY, PROXIES RECEIVED BY THE COMPANY WILL BE VOTED “FOR” THIS PROPOSAL.

PROPOSAL 4:

REINCORPORATION OF THE COMPANY FROM NEW YORK TO DELAWARE

On March 4, 2022, our Board of Directors has unanimously approved changing the Company’s state of incorporation from New York to Delaware, pursuant to which the Company would merge with and into a to-be-formed wholly-owned subsidiary of the Company incorporated in Delaware.  Further, our Board of Directors has determined that the terms of the Merger Agreement by which the Reincorporation will be effected, and the terms of the merged entity’s Certificate of Incorporation (the “New Charter”) and Bylaws (the “New Bylaws”), are fair to, and in the best interests of, the Company and our shareholders.  For the reasons discussed below, the Board of Directors recommends that the shareholders vote FOR the Reincorporation.

Reasons for the Reincorporation

Historically, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, its legislature has adopted comprehensive, modern and flexible corporate laws which are updated and revised regularly in response to the legal and business needs of corporations organized under its laws. As a result, the Delaware General Corporation Law (the “Delaware Law” or “DGCL”) is widely regarded as the most extensive and well−defined body of corporate law in the United States, and many corporations initially choose Delaware for their domicile or subsequently reincorporate there in a manner similar to that proposed by the Company.

The Delaware legislature has shown an ongoing sensitivity to corporate law issues and needs, as noted above.  In addition, over the past century a well−established body of judicial decisions construing the DGCL has developed, providing directors and officers with a greater measure of certainty and predictability in managing corporate affairs than exists in other jurisdictions.  Many investors also prefer the certainty and predictability of the corporate affairs of a Delaware corporation as compared to corporations formed in other states.  While it may be possible under the New York Business Corporation Law (“New York law” or “NYBCL”) to obtain some of the same advantages offered to the Company under the DGCL, the New York legislature and courts do not always offer the same levels of certainty and predictability to a corporation as their Delaware counterparts. Accordingly, the Board of Directors believes that a change in incorporation from New York to Delaware would be in the best interests of the Company and its shareholders.

Despite the belief of the Board of Directors that the Reincorporation is in the best interests of the Company and its shareholders, it should be noted that the interests of the Board of Directors, management and affiliated shareholders in voting on the Reincorporation may not be the same as those of unaffiliated shareholders. Delaware Law does not afford minority shareholders all of the same substantive rights and protections available under New York law. For a comparison of shareholders’ rights and the powers of management under Delaware and New York law see “Comparative Summary of Rights and Obligations Under New York and Delaware Law” below.

Required Vote

Under New York law, the affirmative vote of the holders of two-thirds of the Company’s outstanding shares entitled to vote on this Proposal 4 is required for approval of the Reincorporation.

Principal Features of the Reincorporation

The following discussion is qualified in its entirety by reference to the Merger Agreement and by the applicable provisions of New York Law and Delaware Law.

The Reincorporation will be effected by the merger of the Company with and into KORU Delaware pursuant to the Merger Agreement, a copy of which is attached to this Proxy Statement as Appendix B.  KORU Delaware will be a wholly-owned subsidiary of the Company incorporated by us under the DGCL for the sole purpose of effecting the Reincorporation.  KORU Delaware will have no operations and no assets or liabilities prior to the merger.  Prior to the merger, Delaware will have one share of common stock issued and outstanding, held by the Company, and will have only minimal capital. The terms of the merger provide that the single share of KORU Delaware common stock held by the Company will be cancelled following the Reincorporation, and the outstanding shares of the Company’s common stock will automatically convert on a one-to-one basis into shares of the common stock of KORU Delaware.  Following the Reincorporation, the Company will no longer be a New York corporation governed by the Company’s current Certificate of Incorporation and its current By-laws and will instead be a Delaware corporation governed by the New Charter and the New Bylaws, each in the form attached to this Proxy Statement under Appendices C and D, respectively.

The Reincorporation will become effective (the “Effective Time”) upon the later of (i) the acceptance for filing of the Certificate of Merger (the “New York Merger Certificate”) by the Secretary of State of New York, (ii) the acceptance for filing of the Certificate of Merger (the “Delaware Merger Certificate”) by the Secretary of State of Delaware or (iii) such other time as agreed upon by the two corporations and set forth in the New York Merger Certificate and the Delaware Merger Certificate.  As a result of the Reincorporation, we will cease our corporate existence in the State of New York.  However, the Reincorporation will not affect any change in our business, management or operations or the location of our principal executive offices.

At the Effective Time:

•	Each outstanding share of our common stock will be converted into one share of KORU Delaware common stock with the same par value (the “Delaware Common Stock”);

•	Each outstanding share of Delaware Common Stock held by the Company will be retired and canceled and will become authorized and unissued Delaware Common Stock;

•	Each outstanding option to purchase shares of the Company’s common stock will be deemed to be an option to purchase the same number of shares of Delaware Common Stock, with no change in the exercise price or other terms or provisions of the option; and

•	Each other equity award relating to the Company’s common stock will be deemed to be an equity award for the same number of shares of Delaware Common Stock, with no change in the terms or provisions of the option or equity award.

In addition, at the Effective Time, all the assets and liabilities of the Company will become the assets and liabilities of KORU Delaware, our directors and officers will become the directors and officers of KORU Delaware, and all of our employee benefit and incentive plans will become KORU Delaware plans. Shareholders should note that approval of the Reincorporation will also constitute approval of these plans continuing as plans of KORU Delaware.   Our employment contracts and other employee benefit arrangements also will be continued by KORU Delaware upon the terms and subject to the conditions in effect at the time of the Reincorporation. We believe that the Reincorporation will not affect any of our material contracts with any third parties, and that our rights and obligations under such material contractual arrangements will continue as rights and obligations of KORU Delaware, [except that we will be required to reapply for our line of credit and other arrangements with Key Bank, NA in order to have KORU Delaware expressly assume all of the obligations of the Company in connection therewith.

If approved by the shareholders, the Board intends that the Reincorporation be consummated in the first quarter of 2023, coincident to the Company’s applications in connection with the new Medical Device Regulations in the European Union. Nonetheless, the Merger Agreement by which the Reincorporation will be effected allows the Board of Directors to accelerate, abandon or postpone the Reincorporation or to amend the Merger Agreement (except that the principal terms may not be amended without shareholder approval) either before or after the shareholders’ approval has been obtained and before the Effective Time, if circumstances arise causing the Board of Directors to deem any of such actions advisable.

Other than receipt of shareholder approval and the filing of the New York Merger Certificate with the New York Secretary of State and the Delaware Merger Certificate with the Delaware Secretary of State, to our knowledge, there are no federal or state regulatory requirements or approvals that must be obtained in order for us to consummate the Reincorporation.  Although the Reincorporation will require a technical relisting of our common stock on the Nasdaq Capital Market following the Reincorporation, our common stock will continue to be traded on the Nasdaq Capital Market under the same symbol, “KRMD.”

Exchange of Stock Certificates

If the Reincorporation is approved, it will not be necessary for shareholders to exchange their existing Company stock certificates for KORU Delaware stock certificates. However, at any time on or after the Effective Time, each holder of a certificate representing pre−Reincorporation common stock of the Company shall be entitled, upon request and upon surrender of such certificate to KORU Delaware, to receive in exchange for such certificate, one or more new stock certificates evidencing ownership of such number of shares of Delaware Common Stock into which such pre−Reincorporation common stock of the Company was converted as a result of the Reincorporation.

If any certificate representing shares of Delaware Common Stock is to be issued in a name other than that in which the certificate surrendered is registered, the person surrendering the certificate must endorse the certificate for transfer and pay to KORU Delaware’s transfer agent any transfer or other taxes required by reason of the issuance of a certificate in a name other than that of the registered holder of the certificate surrendered, or shall establish to the satisfaction of the transfer agent that such tax has been paid or is not payable.

In the event any stock certificate representing pre−Reincorporation common stock of the Company has been lost, stolen or destroyed, upon the affidavit of the person claiming the certificate was lost, stolen or destroyed, KORU Delaware will cause to be issued a new certificate representing such Delaware Common Stock into which the shares of the lost, stolen or destroyed certificate were converted in conjunction with the Reincorporation. When authorizing such an issuance, the Board of Directors may, in its discretion, require the owner of the lost, stolen or destroyed certificate to deliver a bond to KORU Delaware in such form and amount as the Board may direct as indemnity against any claim that may be made against KORU Delaware with respect to the certificate alleged to have been lost, stolen or destroyed.

Following the Reincorporation, KORU Delaware’s transfer agent will continue to be Continental Stock Transfer & Trust Company.

No Change in Transferability of Shares

Shareholders whose shares of the Company’s common stock were freely tradable before consummation of the Reincorporation will own shares of Delaware Common Stock that are freely tradable after consummation of the Reincorporation.

Shareholders holding pre−Reincorporation shares of the Company’s common stock with transfer restrictions will hold post−Reincorporation shares of Delaware Common Stock that have the same restrictions.  For purposes of Rule 144 under the Securities Act of 1933, as amended, shareholders who hold Delaware Common Stock will be deemed to have acquired those shares on the date they originally acquired their corresponding shares of the Company’s common stock.

Dissenters’ Rights of Appraisal

Shareholders of the Company do not have appraisal rights under New York law as a result of the proposed Reincorporation.  Pursuant to Section 910(A) of the NYBCL, appraisal rights are available with respect to any plan of merger or consolidation to which the corporation is a party; except that the right to receive payment of the fair value of shares shall not be available: (i) to a shareholder of the parent corporation in a merger authorized by section 905 (merger of parent and subsidiary corporations), or paragraph (c) of section 907 (merger or consolidation of domestic and foreign corporations).

Certain Federal Income Tax Consequences of the Reincorporation

The following is a brief summary of certain federal income tax consequences to holders of the Company’s common stock who receive Delaware Common Stock as a result of the Reincorporation. The summary sets forth such consequences to the Company’s shareholders who hold their shares as a capital asset (generally, an asset held for investment).

This summary is for general information only and does not purport to be a complete discussion or analysis of all potential tax consequences that may apply to a shareholder. Shareholders are urged to consult their tax advisors to determine the particular tax consequences of the Reincorporation, including the applicability and effect of federal, state, local or foreign tax laws. The summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), the Treasury Regulations promulgated thereunder, and rulings and decisions in effect as of the date of this Proxy Statement, all of which are subject to change, possibly with retroactive effect, and to differing interpretations.

The Company has neither requested nor received a tax opinion from legal counsel with respect to the federal income tax consequences of the Reincorporation. No rulings have been or will be requested from the Internal Revenue Service as to the federal income tax consequences of the Reincorporation.

The Reincorporation provided for in the Merger Agreement is intended to be treated as a “tax-free” reorganization as described in Section 368(a)(1)(F) of the Code. Assuming that the Reincorporation qualifies as a “tax-free” reorganization, no gain or loss will be recognized to the holders of New York Common Stock as a result of the consummation of the Reincorporation, and no gain or loss will be recognized by the Company or KORU Delaware. The basis of the acquired assets in the hands of KORU Delaware will be the same as the Company’s basis in such assets. Each former holder of New York Common Stock will have the same basis in Delaware Common Stock received by that holder pursuant to the Reincorporation as that holder has in New York Common Stock held by that holder at the time the Reincorporation is consummated. Each shareholder’s holding period with respect to the Delaware Common Stock will include the period during which that shareholder held the corresponding New York Common Stock, provided the latter was held by such holder as a capital asset at the time the Reincorporation was consummated.

Accounting Treatment

The Reincorporation would be accounted for as a reverse merger under which, for accounting purposes, KORU Delaware would be considered the acquirer and would be treated as the successor to the Company’s historical operations.  Accordingly, the Company’s historical financial statements would be treated as the financial statements of KORU Delaware.

Significant Changes in the Company’s Charter and By-Laws to be Implemented by the Reincorporation

The New Charter, attached hereto as Appendix C, and the New By-laws, attached hereto as Appendix D, differ in a number of respects from the Restated Certificate of Incorporation of Repro Med Systems, Inc. (the “Current Charter”) and the Amended and Restated By-laws of Repro Med Systems, Inc. (the “Current Bylaws”), respectively, copies of which have been filed with the Securities and Exchange Commission and are also available for inspection by our shareholders upon reasonable notice during regular business hours, at the Company’s principal executive offices located at 24 Carpenter Road, Chester, New York, 10918.   Despite the differences between the Current Charter, the Current Bylaws, and the laws of the State of New York which currently govern the Company, and the New Charter, the New Bylaws, and the laws of the State of Delaware which govern KORU Delaware, your rights as shareholders will not be materially affected by the Reincorporation.

The following discussion briefly summarizes some of the more significant differences between the Current Charter and Current Bylaws of the Company and the New Charter and New Bylaws of KORU Delaware.  The following summary does not purport to be a complete statement of the respective rights of holders of New York Common Stock and Delaware Common Stock, and is qualified in its entirety by reference to the Current Charter and Current Bylaws of the Company and the New Charter and New By-laws of KORU Delaware, respectively.

Business Purpose:  Under the Current Charter the Company’s business purposes to be conducted or promoted is set forth with specificity. The New Charter, on the other hand, sets forth a broad statement of purpose that permits KORU Delaware to engage in any lawful activity consistent with the General Corporation Law of the State of Delaware.

Tie-Breaking Director and Committee Votes: Under the New Charter, if the Board of Directors or a committee established by the Board of Directors, considers an action that results in an equal number of votes for and against such action, the chairman of the Board of Directors, or the chairman of such committee, as applicable, shall be entitled to cast a tie-breaking vote with respect to such action. The Current Charter of the Company contains no such method for breaking a tie under similar circumstances.

Business combinations with Interested Shareholders: Both of the NYBCL and DGCL impose certain restrictions on business combinations with interested shareholders as summarized below in the Comparative Summary of Rights and Obligations Under New York and Delaware Law. Both Delaware and New York law permit a corporation to opt out of, or choose not to be governed by, the statute setting forth such restrictions by expressly stating so in its certificate of incorporation. Under the New Charter KORU Delaware will opt out of being governed by such restrictions under the DGCL, whereas under the Current Charter, the Company, did not elect to opt out of such restrictions under the NYBCL.

Limitations on Shareholders Demand for Special Meeting: The Current Bylaws limit the shareholders’ rights to demand a special meeting unless such demand is made by shareholders holding a specified percentage of the company’s shares entitled to vote on the matter. In addition to the ownership percentage threshold requirement for shareholders’ to demand a special meeting, the New Bylaws impose additional non-ownership related limitations on the shareholders' right to demand a shareholder meeting, including but not limited to, that the shareholder’s proposal must not be the same business included for consideration at an annual meeting being held within 90 days after the receipt of the shareholder’s demand notice, be proper subject matter for shareholder consideration and not be similar to a proposal that was presented to the shareholders at a previous meeting held within 120 days before the delivery of the request for a special meeting.

Adjournment of Shareholders Meetings: Under the Current Bylaws, at any meeting of the shareholders where a quorum shall not be present or represented, the shareholders present in person or represented by proxy, are entitled, by the affirmative vote of a majority in voting power thereof, to adjourn the meeting. The New Bylaws in addition to the shareholders’ rights to adjourn, also authorizes the chair of the meeting to adjourn such meeting where a quorum shall not be present or represented in a similar manner.

Annual Election of Certain Officers: Under the New Bylaws, the board of directors, as soon as practicable after each annual meeting of the shareholders, shall elect a chairman of the board, chief executive and a treasurer, and in the board’s discretion, such other officers in accordance with the New Bylaws. The Current Bylaws, on the other hand, do not direct the board of directors of the Company to make such annual appointments.

Forum for Adjudication of Disputes:  Under the New Bylaws, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for certain claims or actions related to KORU Delaware, such claims shall include but not be limited to, derivative claims, claims for breach of officer and director fiduciary duties and claims related to the New Charter and New Bylaws. The Company under the Current Bylaws and Charter did not so designate a sole and exclusive jurisdiction for such claims.

Comparative Summary of Rights and Obligations Under New York and Delaware Law

In addition, there are some material differences between the NYBCL and the DGCL which are reflected in the chart below.  This chart does not address each difference between the NYBCL and the DGCL but summarizes those provisions which the Company believes are most relevant to our existing shareholders.  This chart is not intended as an exhaustive list of all the provisions of and differences between the two states’ corporate laws, and is qualified in its entirety by reference to NYBCL and the DGCL.

Provision	New York	Delaware
Transactions with officers and directors

Under the NYBCL, no contract or other transaction between a corporation and one or more of its directors, or between a corporation and any other corporation, firm, association or other entity in which one or more of its directors are directors or officers, or have a substantial financial interest, shall be either void or voidable for this reason alone or by reason alone that such director or directors are present at the meeting of the board, or of a committee thereof, which approves such contract or transaction, or that his or their votes are counted for such purpose, if:

(a) The material facts as to such director’s interest in such contract or transaction and as to any such common directorship, officership or financial interest are disclosed in good faith or known to the board or committee, and the board or committee approves such contract or transaction by a vote sufficient for such purpose without counting the vote of such interested director or, if the votes of the disinterested directors are insufficient to constitute an act of the board, by unanimous vote of the disinterested directors; or

(b) The material facts as to such director’s interest in such contract or transaction and as to any such common directorship, officership or financial interest are disclosed in good faith or known to the shareholders entitled to vote thereon, and such contract or transaction is approved by vote of such shareholders; or

(c) The contract or transaction was fair and reasonable as to the corporation at the time it was approved by the board, a committee or the shareholders.

Under the DGCL, no contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers, are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the board or committee which authorizes the contract or transaction, or solely because any such director’s or officer’s votes are counted for such purpose, if:

(a) The material facts of such relationship or interest are disclosed or are known to the board of directors or the committee, and the board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or

(b) The material facts of such relationship or interest are disclosed or are known to the shareholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the shareholders; or

(c) The contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified, by the board of directors, a committee or the shareholders.

Election and removal of directors

The NYBCL requires that the corporation have one or more directors. The directors are to be elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present, unless the certificate of incorporation provides otherwise.

Under the NYBCL, only the shareholders may remove a director without cause, and this only if the certificate of incorporation or bylaws so provide. Any and all directors can be removed for

The DGCL states that the corporation must have one or more directors. The directors are elected by a plurality of the votes present at the meeting, either in person or by proxy, and entitled to vote on the election of directors.

Under the DGCL, any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors, except 1) if the certificate of incorporation so cause either by shareholders or, if the certificate or the bylaws so allow, by the board of directors. The NYBCL also provides that if a director is elected by a class vote or cumulative voting, such director may never be removed by the board.

Under the NYBCL, if a director resigns or is removed for cause, then the board may fill the vacancy, but if a director is removed without cause, shareholders must fill the vacancy. Newly created directorships resulting from an increase in the number of directors may be filled by the board.

provides, any director or the entire board of directors of a corporation with a classified board of directors may be removed, only for cause, by the holders of a majority of shares entitled to vote at an election of directors, and except 2) if the corporation has cumulative voting, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against such director’s removal would be sufficient to elect such director if then cumulatively voted at an election of the entire board of directors, or, if there be classes of directors, at an election of the class of directors of which such director is a part.
Inspection of books and records	Under the NYBCL, any shareholder of record may, after at least five business days’ prior written notice, inspect and copy of the minutes of the corporation’s shareholders’ proceedings and record of shareholders and make extracts therefrom for any purpose reasonably related to such person’s interest as a shareholder.	The DGCL permits shareholders to inspect and make extracts from the corporation’s books and records for any proper purpose. Under the DGCL, the shareholder, in person or by attorney or other agent, must make demand for such inspection in writing and under oath stating the purpose of the demand.
Limitation on liability of directors; indemnification of officers and directors

Under the NYBCL, the corporation’s certificate of incorporation can eliminate or limit directors’ personal liability to the corporation or its shareholders for breach of their duty of care. However, a corporation may not limit directors’ liability in certain circumstances, such as action taken in bad faith, intentional misconduct or violation of the duty of loyalty.

NYCBL imposes statutory liability upon the directors if they vote or concur in one of the following: (i) declaring a dividend or other distribution contrary to the NYBCL or certificate of incorporation; (ii) repurchasing by the corporation of its own shares contrary to the NYBCL or certificate of incorporation: (iii) the distribution of assets to shareholders after dissolution of the corporation without paying or adequately providing for all known liabilities of the corporation, excluding any claims not filed by creditors within the time limit set in a notice given to creditors; (iv) making of any loan contrary to section 714 of NYBCL.

Under the NYBCL, a corporation may indemnify any person made, or threatened to be made, a party to an action or proceeding (other than one by or in the right of the corporation to procure a judgment in its favor), whether civil or criminal, including an action by or in the right of any other corporation of any type or kind, by reason of the fact that he was a director or officer of the corporation, or served such other corporation in any capacity, against judgments, fines, amounts paid in settlement and reasonable expenses,

The DGCL permits corporations to adopt provisions in their certificate of incorporation limiting or eliminating certain monetary liability of directors to the corporation or its shareholders. However, the DGCL does not permit limitation of the liability of a director for: (a) breaching the duty of loyalty to the corporation or its shareholders; (b) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (c) any transaction in which a director derived an improper personal benefit; or (d) paying an unlawful dividend or approving an unlawful stock repurchase.

Under the DGCL, corporations may indemnify any person made a party to any third-party action or proceeding by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or was serving in a similar capacity for another corporation at the corporation’s request, as long as that person: (1) has acted in good faith; (2) has acted in a manner reasonably believed to be in or not opposed to the best interests of the corporation; and (3) in the case of criminal proceedings, had no reasonable cause to believe that his or her conduct was unlawful. Unless judicially authorized, corporations may not indemnify a person in connection with a proceeding by or in the right of the corporation in which the person was adjudged liable to the corporation. However, a corporation must indemnify an officer or director “to the extent” the person is successful in defending himself or herself.

	including attorneys’ fees actually and necessarily incurred as a result of such action or proceeding, or any appeal therein, if such director or officer acted, in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation and, in criminal actions or proceedings, in addition, had no reasonable cause to believe that his conduct was unlawful.	Corporations may advance expenses to officers and directors upon receipt of an undertaking by or on behalf of the person to repay advanced expenses if it is ultimately determined that the party is not entitled to be indemnified by the corporation. In such circumstances, the DGCL does not require that the undertaking be secured or that the corporation make a determination of ability to repay.
Voting rights with respect to extraordinary corporate transactions

Under the NYBCL, the board of each constituent corporation, upon adopting a plan of merger or consolidation, shall submit such plan to a vote of shareholders.

For corporations not in existence on February 22, 1998 or where the certificate of incorporation of which expressly provides, the approval of the merger shall require the majority of the shares entitled to vote. For corporations in existence on February 22, 1998, the approval of the merger shall require two-thirds of the votes of all outstanding shares entitled to vote.

In a merger between a parent and a subsidiary corporation (in which the parent owns at least 90% of the outstanding shares), there is no requirement of shareholder approval from either corporation, provided the subsidiary is merged into a parent corporation.

Notwithstanding shareholder authorization and at any time prior to the filing of the certificate of merger or consolidation, the plan of merger or consolidation may be abandoned pursuant to a provision for such abandonment, if any, contained in the plan of merger or consolidation.

Delaware law requires authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of all or substantially all of the assets of the corporation.

In a merger between a parent and a subsidiary corporation (in which the parent owns at least 90% of the subsidiary's outstanding stock), there is no requirement of shareholder approval from either corporation, provided the subsidiary is merged into a parent corporation.

Delaware law does not require a shareholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the plan of merger does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either (i) no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or (ii) the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

Dividends	Under the NYBCL, corporations may declare and pay dividends or make other distributions in cash or bonds or its property, including the shares or bonds of other corporations, on its outstanding shares, except when the corporation is insolvent or would thereby be made insolvent, or when the declaration, payment or distribution would be contrary to any restrictions contained in the	Under the DGCL, corporations may pay dividends out of surplus (as defined below) and, if there is no surplus, out of net profits for the current and/or the preceding fiscal year, unless the net assets of the corporation are less than the capital represented by issued and outstanding stock having a preference on asset distributions. Surplus is defined under the certificate of incorporation.

Dividends may be declared or paid and other distributions may be made either (1) out of surplus, so that the net assets of the corporation remaining after such declaration, payment or distribution shall at least equal the amount of its stated capital, or (2) in case there shall be no such surplus, out of its net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year.

DGCL as the excess of the net assets over capital, as such capital may be adjusted by the board of directors, but not below the aggregate par value of a corporation’s outstanding shares.
Appraisal rights; dissenter’s rights

Under the NYBCL, dissenting holders of common stock who follow prescribed statutory procedures are entitled to appraisal rights in certain circumstances, including any plan of merger or consolidation to which the corporation is a party, a share exchange, and any sale, lease, exchange or other disposition of all or substantially all of the assets of a corporation which requires shareholder approval, except that the rights shall not be available:

(i) to a shareholder of the parent corporation in a merger between a parent and a subsidiary corporation; or

(ii) to a shareholder of the surviving corporation in a merger authorized by this article, other than a merger specified above, unless such merger effects one or more of certain specified changes in the rights of the shares held by such shareholder; or

(iii) to a shareholder for the shares of any class or series of stock, which shares or depository receipts, at the record date fixed to determine the shareholders entitled to receive notice of the meeting of shareholders to vote upon the plan of merger or consolidation, were listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.

Under the DGCL, a shareholder of a corporation only has appraisal rights when objecting to certain mergers. And a shareholder does not have appraisal rights in connection with a merger or consolidation if: (a) the shares of the corporation are (1) listed on a national securities exchange; (2) held of record by more than 2,000 shareholders; or (b) the corporation will be the surviving corporation of the merger and approval of the merger does not require the vote of the shareholders of the surviving corporation.

Shareholders of Delaware corporations are entitled to appraisal rights in the case of a merger or consolidation if an agreement of merger or consolidation requires the shareholder to accept in exchange for its shares anything other than: (a) shares of stock of the corporation surviving or resulting from the merger or consolidation; (b) shares of any other corporation that on the effective date of the merger or consolidation will be either: (1) listed on a national securities exchange; (2) held of record by more than 2,000 shareholders; (c) cash in lieu of fractional shares of the corporation; or (d) any combination thereof.

Under the DGCL, the corporation must pay to the dissenting shareholder the fair value of the shares upon completion of the appraisal proceedings.

Shareholders’ consent without a meeting	Under the NYBCL, any action may be taken without a meeting on written consent, setting forth the action so taken, signed by the holders of all outstanding shares entitled to vote thereon or, if the certificate of incorporation so permits, signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.	Under the DGCL, unless otherwise provided in the certificate of incorporation, a corporation may take any action without a meeting if consents are received by the shareholders having not less than the minimum number of votes necessary to approve the action at a meeting.

Amendment to charter

Under the NYBCL, any amendment or change of the certificate of incorporation may be authorized by vote of the board, followed by vote of a majority of all outstanding shares entitled to vote in a meeting of shareholders.  The certificate may provide for a greater vote than would be necessary under the NYCBL.

However, any one or more of the following changes may be authorized solely by the board:

(1) To specify or change the location of the corporation’s office.

(2) To specify or change the post office address to which the secretary of state shall mail a copy of any process against the corporation served upon him.

(3) To make, revoke or change the designation of a registered agent, or to specify or change the address of its registered agent.

The DGCL provides that the certificate of incorporation of a Delaware corporation may be amended upon adoption by the board of directors of a resolution setting forth the proposed amendment and declaring its advisability, followed by the affirmative vote of a majority of the outstanding shares entitled to vote. It also provides that a certificate of incorporation may provide for a greater vote than would otherwise be required by the DGCL.
Amendment to bylaws	Under the NYBCL, a corporation’s bylaws may be amended by the vote of the holders of a majority of the votes cast with respect to such amendment (rather than a majority of the shares outstanding) or, if permitted under the corporation’s certificate of incorporation or a bylaw adopted by the shareholders, by the board of directors.	Under the DGCL, the vote of a majority of the shares outstanding is required to adopt, amend or repeal the bylaws or, if permitted under the corporation’s certificate of incorporation, the board of directors may take such action, subject to the power of the shareholders to reject or modify any such action by the board.
Business combinations with interested shareholders

Under the NYBCL, an interested shareholder is generally prohibited from entering into certain types of business combinations with a New York corporation for a period of five years after becoming an interested shareholder, unless the board of directors approves either the business combination or the acquisition of stock by the interested shareholder before the interested shareholder acquires his or her shares.

An “interested shareholder” under the NYBCL is generally a beneficial owner of at least 20% of the corporation’s outstanding voting stock. “Business combinations” under the NYBCL include mergers and consolidations between corporations or with an interested shareholder; sales, leases, mortgages or other dispositions to an interested shareholder of assets with an aggregate market value which either equals 10% or more of the corporation’s consolidated assets or outstanding stock, or represents 10% or more of the consolidated earning power or net income of the corporation; issuances and transfers to an interested shareholder of stock with an aggregate market value of at least 5% of the aggregate market value of the outstanding stock of the corporation; liquidation or

The DGCL generally prohibits an interested shareholder from entering into certain types of business combinations with a Delaware corporation for three years after becoming an interested shareholder. An “interested shareholder” under DGCL is any person other than the corporation and its majority-owned subsidiaries who owns at least 15% of the outstanding voting stock, or who owned at least 15% within the preceding three years, and this definition includes affiliates of the corporation.

The prohibited combinations include:

(i) Mergers or consolidations;

(ii) Sales, leases, exchanges or other dispositions of 10% or more of:

(1) the aggregate market value of all assets of the corporation, or

(2) the aggregate market value of all the outstanding stock of the corporation;

(iii) Issuances or transfers by the corporation of its

dissolution of the corporation proposed by or in connection with an interested shareholder; reclassification or recapitalization of stock that would increase the proportionate stock ownership of an interested shareholder; and the receipt by an interested shareholder of any benefit from loans, guarantees, pledges or other financial assistance or tax benefits provided by the corporation.

After a five-year period, NYBCL allows such business combinations if approved by a majority of the voting stock not owned by the interested shareholder or by an affiliate or associate of the interested shareholder. Business combinations are also permitted when certain statutory “fair price” requirements are met.

stock that would increase the proportionate share of stock owned by the interested shareholder;

(iv) Receipt by the interested shareholder of the benefit of loans, advances, guarantees, pledges or other financial benefits provided by the corporation;

(v) Any other transaction, with certain exceptions, that increases the proportionate share of the stock owned by the interested shareholder.

A Delaware corporation may elect to waive the above restriction in its certificate of incorporation. In addition, the DGCL restriction on business transactions with interested shareholders does not apply in the following cases:

(i) If, before the shareholder became an interested shareholder, the board of directors approved the business combination or the transaction that resulted in the shareholder becoming an interested shareholder;

(ii) If, after the transaction that resulted in the shareholder becoming an interested shareholder, the interested shareholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, subject to technical calculation rules; and

(iii) If, on or after the time the interested shareholder became an interested shareholder, the board of directors approved the business combination, and at least two-thirds of the outstanding voting stock that is not owned by the interested shareholder also ratified the business combination at a shareholders’ meeting.

Preemptive rights	Under the NYBCL, for corporations formed before February 22, 1998, shareholders are generally entitled to preemptive rights in connection with certain types of stock issuances by the corporation, unless the certificate of incorporation expressly limits or eliminates preemptive rights. For corporations formed on or after February 22, 1998, such as the Company, preemptive rights do not exist, unless expressly provided in the certificate of incorporation.	Under the DGCL, the issuance of shares does not result in preemptive rights of shareholders, unless the certificate of incorporation expressly provides for such rights.
Loans to, and guarantees of obligations of, directors	Under the NYBCL, a corporation may not lend money to, or guarantee the obligation of, a director unless (1) the shareholders (other than the interested director) approve the transaction; or (2) for corporations in existence on February 22, 1998, if the certificate of incorporation so provides, and with respect to any corporation	Under the DGCL, a board of directors may authorize loans by the corporation to, and guarantees by the corporation of any obligations of, any director of the corporation who is also an officer or other employee of the corporation whenever, in the judgment of the board of directors, such loan or guarantee may reasonably formed after February 22, 1998, if the board determines that the loan or guarantee benefits the corporation and either approves the specific loan or guarantee or a general plan authorizing loans and guarantees.

The NYBCL provides that a guarantee may not be given by a New York corporation, if not in furtherance of its corporate purposes, unless it is authorized by two-thirds of the votes of all outstanding shares entitled to vote.

be expected to benefit the corporation. The DGCL contains no provision similar to the NYBCL restricting guarantees by a corporation.
Expiration of proxies	Unless the proxy provides for a longer period, a proxy under the NYBCL can be voted or acted upon for eleven months.	The DGCL provides that the appointment of a proxy with no expiration date may be valid for up to three years, but that a proxy may be provided for a longer period. Furthermore, a duly executed proxy may be irrevocable if it states that it is irrevocable and if it is coupled with an interest in the stock itself or an interest in the corporation generally sufficient in law to support an irrevocable power.
Issuance of rights and options to directors, officers and employees	Under the NYBCL, the issuance of any stock rights or stock options, as well as plans to issue rights or options, to directors, officers or employees must be authorized as required by the policies of all stock exchanges on which the corporation’s shares are listed, or if the corporation’s shares are not so listed, then by a majority of the voting shares.	Under the DGCL, shareholder approval is not required, and such an action can be authorized by the board of directors.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF PROPOSAL 4 TO CHANGE THE COMPANY’S STATE OF INCORPORATION FROM NEW YORK TO DELAWARE THOUGH A MERGER. UNLESS MARKED TO THE CONTRARY, PROXIES RECEIVED BY THE COMPANY WILL BE VOTED “FOR” THIS PROPOSAL.

PROPOSAL 5:

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act added Section 14A to the Securities Exchange Act of 1934, as amended (“Exchange Act”), which requires that we provide shareholders with the opportunity to vote to approve, on an advisory basis, the compensation of our named executive officers. Commonly known as a “say-on-pay” vote, this proposal gives our shareholders the opportunity to express their views on our executive compensation policies and programs and the compensation paid to the named executive officers.  At the Company’s 2019 Annual Meeting of Shareholders, 95% of the votes cast on the proposal were in favor of the Board of Directors’ recommendation to hold an advisory vote on executive compensation every year.  The Board of Directors and the Nominating and Governance Committee (then, our compensation committee) reviewed these results and determined that the Company’s shareholders should hold an advisory vote on executive compensation every year. Accordingly, a say-on-pay vote is being taken at the 2022 Annual Meeting.

Our general compensation philosophy is that we believe that the most effective compensation program is one that is designed to reward all of our employees, including but not limited to, our named executive officers, for the achievement of our short-term and long-term strategic goals using a pay for performance system that ultimately drives toward the achievement of increased total shareholder return. Through this strategy, we seek to closely align the interests of our named executive officers with the interests of our shareholders. Our named executive officers’ total compensation is comprised of a mix of base salary, performance-based cash bonus, long-term incentive compensation, retirement and other benefits intended to fulfill these objectives.

We are asking our shareholders to indicate their support for the compensation of our named executive officers as described in this Proxy Statement by approving the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation paid to the named executive officers, as disclosed in the Company’s proxy statement for the 2022 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and accompanying narrative disclosure.”

We strongly encourage shareholders to read “Executive Compensation” in this Proxy Statement, including the tabular and narrative disclosure regarding executive compensation, for additional details.

The vote on this proposal is advisory and therefore not binding on the Company, the Board of Directors or the Compensation Committee. However, the Board of Directors and the Compensation Committee will review and consider the voting results in future decisions regarding executive compensation.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 5.

UNLESS MARKED TO THE CONTRARY, PROXIES RECEIVED BY THE COMPANY WILL BE

VOTED “FOR” THIS PROPOSAL.

PROPOSAL 6:

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Company’s independent registered public accounting firm for the fiscal year ended December 31, 2021 was the firm of McGrail Merkel Quinn & Associates, P.C. (“McGrail Merkel”).  The Audit Committee has reappointed and recommends McGrail Merkel as our independent registered public accountants for the fiscal year ending December 31, 2022.  McGrail Merkel has served as our independent registered public accountants since October 31, 2014 and, most recently, completed the audit of our financial statements for the fiscal year ended December 31, 2021.

One or more representatives of McGrail Merkel are expected to be available at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions from shareholders.

Audit Fee

The following table shows the aggregate fees billed for professional services rendered by McGrail Merkel for the fiscal years ended December 31, 2021 and December 31, 2020:

Fees Category	Fiscal Year Ended December 31, 2021	Fiscal Year Ended December 31, 2020
Audit Fees	$42,500	$42,500
All Other Fees	$ 0	$ 3,000

Audit fees consist of aggregate fees billed for professional services rendered for the audit of our annual financial statements and review of the interim financial statements included in quarterly reports or services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2021 and December 31, 2020, respectively.  All Other Fees were for professional services rendered for an opinion letter after the capital raise in 2020.

The Audit Committee of the Board of Directors is responsible for the appointment, compensation, and oversight of the work of the independent auditors and has approved in advance any services to be performed by the independent auditors, whether audit-related or not. The Audit Committee has reviewed each proposed engagement to determine whether the provision of services is compatible with maintaining the independence of the independent auditors.  All of the Audit Fees shown above were pre-approved by the Audit Committee.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 6.

UNLESS MARKED TO THE CONTRARY, PROXIES RECEIVED BY THE

COMPANY WILL BE VOTED “FOR” THIS PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below sets forth, as of March 1, 2022, the number of shares of common stock beneficially owned by each person owning more than 5% of the outstanding shares, by each named executive officer, director and director nominee, and by all executive officers and directors as a group. Except as otherwise noted, the address of each person is c/o Repro Med Systems, Inc., 24 Carpenter Road, Chester, NY, 10918.

We have determined beneficial ownership in accordance with the rules of the Securities and Exchange Commission.  Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.

Percentage ownership is based on 44,671,160 shares of common stock outstanding at March 1, 2022.  In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, except as indicated by the footnotes below, we deemed outstanding shares of common stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of March 1, 2022, to be outstanding ignoring the withholding of shares of common stock to cover applicable taxes.  We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.  We did not deem outstanding shares of common stock issuable as directors’ fees or pursuant to employment contracts within 60 days after March 1, 2022, as the number of shares is not able to be calculated at this time.  Beneficial ownership representing less than 1% is denoted with an asterisk (*).

The information provided in the table is based on our records, information filed with the SEC, and information provided to us, except where otherwise noted.

Name of Principal Shareholders and Identity of Group	Shares Beneficially Owned	Percent of Class		Notes:

Joseph M. Manko, Jr.	10,652,019	2	4%	(1)
Kathy S. Frommer	1,729,918	4%		(2)
Karen Fisher	772,906	2%		—
Manuel A. Marques	593,080	1%		—
Daniel S. Goldberger	565,113	1%		—
Linda Tharby	333,968	*		—
James M. Beck	212,360	*		—
R. John Fletcher	102,128	*		—
David W. Anderson	53,525	*		—
Robert T. Allen	36,905	*		—
Shahriar (Shar) Matin	15,252	*		—
Donna French	11,829	*		—
Robert A. Cascella	—	*		—
All Directors and Executive Officers as a Group	15,079,003	34%		—

Horton Capital Management, LLC	10,652,019	24%		(1)
First Light Asset Management, LLC	5,807,647	13%		(3)
Archon Capital Management LLC	2,856,502	6%		(4)
* Less than 1%

__________

(1)	Based upon Schedule 13D/A filed with the SEC on January 27, 2022 and other information provided to us by HCM, each of Mr. Manko and Horton Capital Management, LLC, a Delaware limited liability company (“HCM”), may be deemed to beneficially own 10,652,019 shares of common stock, including 7,368,426 shares of common stock held by Horton Capital Partners Fund, LP, a Delaware limited partnership (“HCPF”), 3,283,593 shares of common stock held by Horton Freedom, LP, a Delaware limited partnership (“HFF”). Pursuant to investment management agreements, HCM maintains investment and voting power with respect to shares of common stock held by HCPF and HFF. Despite the delegation of investment and voting power to HCM, Horton Capital Partners LLC, a Delaware limited liability company (“HCP”), may be also deemed to be the beneficial owner of shares of common stock held by HCPF and HFF because HCP has the right to acquire investment and voting power through termination of investment management agreements with HCM. HCP is the general partner of HCPF and HFF. Mr. Manko, a director of the Company, is the managing member of both HCM and HCP. Each of HCM, HCP, and Mr. Manko disclaims beneficial ownership of the shares of common stock held by HCPF and Horton Freedom. The address of Mr. Manko, HCM, HCP, HCPF and HFF is 1717 Arch Street, 39th Floor, Philadelphia, PA 19103.

(2)	Includes 1,008,000 shares of common stock held by a family member over which Ms. Frommer has voting and dispositive power pursuant to a power of attorney.

(3)	Based upon a Schedule 13G/A filed on February 14, 2022, with the Securities and Exchange Commission and additional information provided to us by First Light Asset Management, LLC, a Delaware limited liability company (the “Manager”), First Light Focus Fund, LP, a Delaware limited partnership (the “Fund”), is the direct holder of 5,807,647 shares. First Light Focus Fund GP, LLC, a Delaware limited liability company (the “General Partner”), may be deemed to be a beneficial owner of these shares because it is the sole general partner of the Fund. The Manager acts as an investment adviser to certain persons holding separately managed accounts with the Manager, each of whom has the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, those shares. The Manager may also be deemed to be the beneficial owner of these shares because it acts as an investment adviser to certain private funds. Mr. Arens may also be deemed to be the beneficial owner of these shares because he controls the Manager in his position as managing member and majority owner of the Manager. Mr. Arens also directly holds 33,596 Shares in an individual capacity with sole control and 76,371 Shares held in a joint account over which he shares control. The Manager and Mr. Arens are filing this Schedule 13G/A with respect to these Shares pursuant to Rule 13d-1(b) under the Act. The address of the Manager, the Fund, the General Partner and Mr. Arens is 3300 Edinborough Way #201, Edina, MN 55435.

(4)	Based upon a Schedule 13G filed on February 14, 2022 with the Securities and Exchange Commission, Archon Capital Management LLC, a Washington limited liability company, is the relevant entity for which Constantinos Christofilis may be considered a control person.

BOARD STRUCTURE AND GOVERNANCE

Board Committees and Meetings

Our Board of Directors has an Audit Committee, a Nominating and Governance Committee and a Compensation Committee.

Audit Committee. The Audit Committee recommends the appointment of our independent registered public accountants, reviews our internal accounting procedures and financial statements and consults with and reviews the services provided by our independent registered public accountants, including the results and scope of their audit.  The Audit Committee is currently comprised of Messrs. Anderson (chair), Allen and Beck and Dr. French.  Each member of this committee is “independent” within the meaning of applicable SEC rules and standards of the Nasdaq Stock Market LLC (the “Nasdaq”). The Board of Directors has designated Mr. Anderson as the audit committee financial expert, as currently defined under the SEC rules.

The Audit Committee operates under a formal charter adopted by the Board of Directors that governs its duties and conduct. Copies of the charter can be obtained free of charge from the Company’s website at www.korumedical.com.

The Audit Committee held seven meetings including two special meetings in connection with meetings of the full Board during the fiscal year ended December 31, 2021.

Nominating and Governance Committee.  The Nominating and Governance Committee is responsible for:

•	Periodically assessing the Company’s Corporate Governance Guidelines and Code of Ethics

•	Recommending a Chairperson of the Board

•	Recommending members and Chairpersons of Board committees

•	Recommending new board members for nomination to the Board

This committee currently consists of Messrs. Manko (chair), Allen and Fletcher.  Each member of this committee is “independent” within the meaning of applicable SEC rules and the standards of the Nasdaq.

The Nominating and Governance Committee operates under a formal charter adopted by the Board of Directors that governs its duties and conduct. Copies of the charter can be obtained free of charge from the Company’s website at www.korumedical.com.

The Nominating and Governance Committee held seven meetings during the fiscal year ended December 31, 2021.

Compensation Committee.   The Compensation Committee reviews and recommends to our Board of Directors the compensation and benefits for our Chief Executive Officer, administers our 2015 Stock Option Plan, as amended (the “2015 Stock Option Plan”) and 2021 Omnibus Equity Incentive Plan and makes recommendations to the Board with respect thereto, and may review management’s policies relating to compensation and benefits for our employees. The Compensation Committee reviews and makes recommendations to the Board regarding any employment agreement, severance agreement, change in control agreement or provision, separation agreement or deferred compensation arrangement that is to be entered into with the Chief Executive Officer or any other executive officer. Our Chief Executive Officer reviews the performance of each other executive officer on an annual basis. The conclusions and recommendations based on these reviews, including with respect to salary adjustments, annual bonus award amounts and options awards, are reviewed by the Committee and subject to Board approval.

The Committee annually reviews and makes recommendations to the Board regarding the compensation paid to the Company’s directors. Such review includes any fees paid for attendance at meetings of the Board and any of its committees and grants of stock options or stock.

This committee currently consists of Messrs. Beck (chair), Manko and Ms. Frommer.  Each member of this committee is “independent” within the meaning of applicable SEC rules and the standards of the Nasdaq.

The Compensation Committee operates under a formal charter adopted by the Board of Directors that governs its duties and conduct. Copies of the charter can be obtained free of charge from the Company’s website at www.korumedical.com.

The Compensation Committee held seven meetings during the fiscal year ended December 31, 2021.

Board of Directors.  The Board of Directors held eight meetings including one special meeting during the fiscal year ended December 31, 2021.

Meeting Attendance.  During the fiscal year ended December 31, 2021, each director attended 75% or more of the aggregate number of meetings held by the Board of Directors and the committees of the Board of Directors on which such director served, if any, during the period for which such person served as a director.  All members of the Board of Directors at the time attended the 2021 Annual Meeting.

Corporate Governance

The Company, with the oversight of the Board of Directors and its committees, operates within a comprehensive plan of corporate governance for the purpose of defining independence, assigning responsibilities, setting high standards of professional and personal conduct and assuring compliance with such responsibilities and standards. The Company regularly monitors developments in the area of corporate governance.

Code of Ethics

The Company has a Code of Ethics applicable to all employees, including the principal executive officer, principal financial officer, principal accounting officer or controller. The Code of Ethics is available on the Company’s website at www.korumedical.com/investors/corporate-governance/governance-documents//code_of_ethics.pdf.  The Company intends to disclose future amendments to certain provisions of the Code of Ethics, and waivers of the Code of Ethics granted to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, if any, on the website at www.korumedical.com within four business days following the date of any amendment or waiver.  A printed copy will be sent, without charge, to any shareholder who requests it by writing to the Chief Financial Officer of Repro Med Systems, Inc., 24 Carpenter Road, Chester, NY 10918.

Board Leadership Structure and Risk Oversight

Our governing documents enable the Board to determine the appropriate Board leadership structure for the Company and allow the roles of Chairman of the Board and Chief Executive Officer to be filled by the same or different individuals.  This approach allows the Board flexibility to determine whether the two roles should be separate or combined based upon the Company’s needs and circumstances and the Board’s assessment of the Company’s leadership from time to time. Our Amended and Restated By-laws (our “Bylaws”) provide that, in the event the roles of Chairman of the Board and Chief Executive Officer are filled by the same individual, or if the Chairman is not considered by the Board to be an independent director, the independent directors will elect one of their number to serve as Lead Director.  The Lead Director, if any, will chair meetings of independent directors, will facilitate communications between other members of the Board and the Chief Executive Officer and the Chairman, and will assume other duties which the independent directors as a whole may designate from time to time.

Our Bylaws provide that the primary officers of the Corporation shall be a Chairman of the Board, Chief Executive Officer and a Treasurer, each of whom shall be appointed by the Board of Directors and have such powers and duties as provided in the Bylaws or as the Board otherwise deems appropriate.  Any two offices or more may be held by one person.  Our Bylaws further provide that the Chairman of the Board shall preside at all meetings of the Board of Directors and shareholders, when present, and perform other such duties as the Board may designate. In the Chief Executive Officer’s absence or inability to act, the Chairman of the Board shall perform the duties and may exercise the powers of the Chief Executive Officer.

The Board of Directors believes the current separation of the Chairman of the Board and Chief Executive roles is appropriate at this time, including because it enables the Chief Executive Officer to focus on strategic leadership, execution and day-to-day management of our business, while the Chairman focuses on board-level leadership and facilitating the board’s ability to be a strategic partner with management and provide oversight and monitoring. The Board of Directors will continue to review the board’s leadership structure.

Our Board is primarily responsible for overseeing our risk management processes.  The Board receives and reviews periodic reports from management, auditors, legal counsel and others, as considered appropriate regarding our assessment of risks.  The Board focuses on the most significant risks facing the Company and our general risk management strategy, and also ensures that risks undertaken by the Company are consistent with the Board’s tolerance for risk.  While the Board oversees our risk management, management is responsible for day-to-day risk management processes.  We believe this division of responsibilities is the most effective approach for addressing the risks facing the Company and that our Board leadership structure supports this approach.  The Audit Committee assists our Board in its general oversight of, among other things, the Company’s policies, guidelines and related practices regarding risk assessment and risk management.  As part of this endeavor, the Audit Committee is charged with reviewing and assessing the Company’s major financial, legal, regulatory and similar risk exposures and the steps that management has taken to monitor and control such exposures.

Director Independence

The Board of Directors has affirmatively determined that all of its current directors and director nominees are “independent” in accordance with the rules of the Nasdaq.

Director Nominations

The Company has a standing Nominating and Governance Committee.   In making its recommendations of director candidates to the Board of Directors, the Nominating and Governance Committee will consider, at a minimum, a candidate’s qualification as “independent” under the standards applicable to the Board of Directors and each of its committees, as well as a candidate’s depth of experience, availability and potential contributions to the Board of Directors. With respect to incumbent members of the Board of Directors, the Committee will also consider the performance of each incumbent director. Candidates may come to the attention of the Nominating and Governance Committee from current directors, shareholders, officers or other sources, and the committee shall review all candidates in the same manner regardless of the source of the recommendation.

In addition to those candidates identified through its own internal processes, the Nominating and Governance Committee will consider nominees recommended by shareholders who submit their recommendations in accordance with the notice, information and consent requirements set forth in our Bylaws.

In selecting qualified candidates to serve as directors of the Company, a wide range of diversity criteria are considered, including without limitation, gender, race, ethnicity, religion, sexual orientation, physical ability and  age, with the objective that the Board, as a whole, reflects a range of viewpoints, backgrounds, skills and experience. In the process of searching for qualified persons to serve on the Board, the Nominating and Governance Committee strives for the inclusion of diverse groups, knowledge, and viewpoints.  To accomplish this, the Committee may retain an executive search firm to help meet the Board’s diversity objectives.

Communications from Shareholders

Shareholders may communicate with the entire board of directors or individual directors by sending an email to directors@korumedical.com.  Each communication should specify the applicable director or directors to be contacted, as well as the general topic of the communication.  We will initially receive and process communications before forwarding them to the director(s). We generally will not forward to the directors a communication that we determine to be primarily commercial in nature or related to an improper topic, or that requests general information about the Company.

DIRECTOR COMPENSATION

The following table provides compensation information for the fiscal year ended December 31, 2021 for each member of our Board of Directors who served during that year:

2021 FISCAL YEAR DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	All Other Compensation ($)	Total ($)
Robert T. Allen	47,471	37,981	—	85,452
David W. Anderson	56,250	39,231	—	95,481
James M. Beck	38,841	33,682	—	72,523
R. John Fletcher	43,750	58,585	—	102,335
Kathy S. Frommer	43,750	37,981	—	81,731
Joseph M. Manko, Jr. (1)	50,625	39,231	—	89,856
Daniel S. Goldberger	43,750	37,981	—	81,731
Shahriar (Shar) Matin	38,451	32,682	—	71,133
Donna French	18,544	22,252	—	40,796

__________

(1)	The stock awards were issued to Horton Capital Partners Fund L.P., an affiliate of Mr. Manko.

Effective January 1, 2021, each non-employee director of the Company (other than the Chairman of the Board) and Board advisor were eligible to receive of $75,000 annually, to be paid quarterly $12,500 in cash and $6,250 in common stock.  The Chairman of the Board was eligible to receive $100,000 annually, to be paid quarterly $12,500 in cash and $12,500 in common stock.  Also, the Chairman of the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee were entitled to $15,000, $11,500 and $7,500, respectively, in cash per year in addition to the director compensation.

Effective May 18, 2021, each non-employee director of the Company (other than the Chairman of the Board) are eligible to receive $110,000 annually, to be paid quarterly $50,000 in cash and $60,000 in shares of common stock. The Chairman of the Board is eligible to receive $140,000 annually, to be paid $50,000 in cash and $90,000 in shares of common stock. Also, the Chairman of the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee are entitled to $15,000, $11,500 and $7,500, respectively, in cash per year in addition to the director compensation.

Directors fees are payable quarterly at the end of each fiscal quarter and subject to proration for partial quarter service. The Company issued an aggregate 95,725 shares of common stock to its non-employee directors during the year ended December 31, 2021, respectively.

EXECUTIVE COMPENSATION

The summary compensation table below summarizes information concerning compensation for the fiscal years ended December 31, 2021 and 2020 of the individuals who currently serve as our President and Chief Executive Officer, Chief Financial Officer and Chief Operating Officer, as well as our former President and Chief Executive Officer and former interim Chief Executive Officer. We refer to these individuals as our “named executive officers.”

Summary Compensation Table

Name and Position	Year	Salary $	Bonus $	Stock Awards $	Option Awards $	Nonequity Incentive Plan Compensation $	All Other Compensation $(7)	Total $

Linda Tharby, President & CEO(1)	2021	398,045	317,041(5)	—	—	—	10,083	725,169

James Beck, former interim CEO	2021	113,593	97,636(5)	—	—	—	113,962	325,191

Donald B. Pettigrew, former President & CEO (2)	2021	351,923	—	—	—	—	—	351,923
	2020	360,000	—	—	—	—	18,584	378,584

Karen Fisher, Chief Financial Officer (3)	2021	250,000	38,900(6)	—	—	—	9,094	297,994
	2020	250,000	87,500	—	—	—	9,583	347,083

Manuel Marques, Chief Operating Officer (4)	2021	230,000	25,496(6)	—	—	—	4,753	260,249
	2020	230,000	80,500	—	—	—	11,400	321,900

__________

(1)

Ms. Tharby entered into an employment agreement to serve as the Company’s President and Chief Executive Officer on March 15, 2021. Pursuant to this agreement, Ms. Tharby received an annual base salary of $550,000 effective with her start date of April 12, 2021. On April 12, 2021, pursuant to such employment agreement, the Company issued Ms. Tharby three restricted stock awards as follows, each vesting subject to employment on the respective vesting date:

(1) 600,000 shares of common stock to vest vesting as follows: if the Company’s net sales growth for any of the fiscal years ended December 31, 2022, 2023, 2024 or 2025 (each, a “Target Year”) is at least the applicable net sales target set forth on the schedule to the restricted stock award agreement, then, on the applicable Vesting Date, a corresponding portion of the restricted stock award will vest as set forth on such schedule. Additionally, if net sales growth is less than any of the net sales targets set forth in such schedule in any Target Year (a “Miss Year”), vesting of the restricted stock award in the following Target Years (each such subsequent Target Year, a “Catch-up Year”) shall be further subject to the following catch-up vesting provisions: if the net sales growth in the Miss Year(s) when averaged with the net sales in each Catch-up Year(s) equals or exceeds a net sales target in any single Miss Year that has not previously been obtained, then on the applicable Vesting Date, an additional portion of the Award shall vest as if the applicable net sales target had been met in the Miss Year(s). Notwithstanding the foregoing, the restricted stock award shall automatically vest in full upon the Company maintaining, for a period of at least two consecutive fiscal quarters after January 1, 2022, at least a specified run rate over the previous four fiscal quarters, as reported in the Company’s filings pursuant to the Securities Exchange Act of 1934, as amended.

(2) 200,000 shares of common stock vesting 25% on April 12, 2022 and 25% on each twelve months thereafter.

(3) 200,000 shares of common stock, vesting as follows: (i) 50,000 shares on the first date on which the Company’s Market Capitalization for a period of 90 consecutive days has been, or there has been a Change of Control (as defined in the employment agreement) of the Company with an enterprise value of, at least $500,000,000 but less than $600,000,000; (ii) 50,000 shares on the first date on which the Company’s Market Capitalization for a period of 90 consecutive days has been, or there has been a Change of Control of the Company with an enterprise value of, at least $600,000,000 but less than $750,000,000; and (iii) 100,000 shares on the date on which the Company’s Market Capitalization for a period of 90 consecutive days has been, or there has been a Change of Control of the Company with an enterprise value of, at least $750,000,000. “Market Capitalization” shall be determined by (A) multiplying the number of shares reported as outstanding on the cover of the Company’s most recent Form 10-K or 10-Q, as applicable, as filed with the Securities and Exchange Commission, by (B) the Fair Market Value of the Common Stock (as defined in the Company’s 2015 Stock Option Plan, as amended) on each day. Notwithstanding the foregoing, no portion of the restricted stock award shall vest on or following the fifth anniversary of the award date.

(2)

Mr. Pettigrew entered into an employment agreement to serve as the Company’s Chief Commercial Officer on September 4, 2018. Pursuant to this agreement, Mr. Pettigrew received an annual base salary, which was $325,000 until February 2, 2019, at which time he was appointed as President and Chief Executive Officer and his base salary was increased to $360,000.  Pursuant to the employment agreement, Mr. Pettigrew was eligible to earn an annual bonus in accordance with our policy and procedure for granting of a specified executive bonus, which is equivalent to 50% of annual base salary based on achievement of objectives set by us as part of the annual budget process, payable by March 15 of the following year.

Under the agreement, pursuant to the Company’s 2015 Stock Option Plan, as amended, Mr. Pettigrew received non-qualified stock options to purchase up to 1,000,000 shares of common stock at a per share exercise price of $1.23 subject to vesting.  Under the agreement, Mr. Pettigrew was also entitled to reimbursement for commuting expenses to and from the corporate offices, which amounts are included in all other compensation.  Mr. Pettigrew resigned from his employment on January 22, 2021 and, pursuant to a separation agreement then entered into, will receive an amount equal to 12 months of his then-current annual base salary, to be paid in accordance with our normal payroll practices after the termination date, as well as premiums for Mr. Pettigrew’s health insurance as currently enrolled on the termination date.  In accordance with their terms, his non-qualified stock options vested in full as of his termination date.

(3)	Ms. Fisher entered into an employment agreement with us on January 15, 2015, which was amended and restated effective January 1, 2020. Pursuant to the employment agreement, Ms. Fisher is eligible to earn an annual bonus in accordance with our policy and procedure for granting of a specified executive bonus, which is equivalent to 30% of annual base salary based on achievement of objectives set by us as part of the annual budget process, payable by March 15 of the following year. Effective January 1, 2019, Ms. Fisher’s annual base salary is $250,000. Pursuant to the original agreement and our 2015 Stock Option Plan, as amended, Ms. Fisher was awarded incentive stock options to purchase up to 500,000 shares of our common stock at $0.38 per share, all of which have vested. Upon termination of Ms. Fisher’s employment by us without Cause or for Good Reason (as defined in the agreement), subject to her execution of a customary general release of claims in favor of us the Company and its affiliates, Ms. Fisher will be entitled to receive an amount equal to 12 months of her then-current annual base salary, to be paid in accordance with our normal payroll practices after the termination date. Ms. Fisher will further be entitled to payment of her annual bonus, if earned. For the same 12-month period after the termination date, we will also pay premiums for Ms. Fisher’s health insurance as currently enrolled on the termination date.

(4)	Mr. Marques entered into an employment agreement with us on October 10, 2017 for the position of Vice President of Operations and Engineering and subsequently on December 5, 2018 was promoted to Chief Operating Officer. Pursuant to the agreement, Mr. Marques receives an annual base salary and is eligible to earn an annual bonus in accordance with our policy and procedure for granting of a specified executive bonus, which is equivalent to 30% of the annual base salary based on the achievement of objectives set by us as part of the annual budget process. Mr. Marques’ current base salary is $230,000. Pursuant to this agreement and our 2015 Stock Option Plan, as amended, Mr. Marques was awarded incentive stock options to purchase up to 250,000 shares of our common stock vesting quarterly over a four-year term and automatically if Mr. Marques’ employment is terminated by the Company without cause. Upon termination of Mr. Marques’ employment by other than for Cause (as defined in the agreement), subject to his execution of a customary general release of claims in favor of us and our affiliates, Mr. Marques will be entitled to receive an amount equal to 12 months of Mr. Marques’ then-current annual base salary, to be paid in accordance with our normal payroll practices after the termination date. Upon qualified termination following a Change in Control, all outstanding, unvested previously granted options will be treated as having accelerated vesting and become fully vested upon triggering event. If terminated without Cause within eighteen months of a Change in Control event, the cash portion of base salary shall be paid for the equivalent of eighteen months of base salary.

(5)	Discretionary bonus payments.

(6)	Guaranteed bonus payments in accordance with employment agreements. Ms. Tharby’s bonus is paid 70% in cash and 30% in shares of Company common stock with a fair market value on March 4, 2022.

(7)	All Other Compensation in 2021 and 2020 includes the matching contributions under our 401(k) savings plan for all executives except for Mr. Pettigrew who had commuting expenses reimbursed by the Company in 2020, and Mr. Beck who had transition consulting fees paid to him.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The following table sets forth information regarding the outstanding equity awards held by our named executive officers as of December 31, 2021.

2021 FISCAL YEAR OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

	Option Awards				Stock Awards
	Number of Securities	Number of Securities			Number of	Market value
	Underlying	Underlying			shares of	of shares of
	Unexercised	Unexercised	Option	Option	stock that	stock that
	Options	Options	Exercise	Expiration	have not	have not
Name	Exercisable (#)	Unexercisable (#)	Price ($)	Date	vested	vested ($)
James Beck	150,000	—	4.37	02/13/2031	—	—
Karen Fisher	100,000(3)	300,000(3)	1.57	01/26/2029	—	—
Daniel S. Goldberger	400,000(4)	100,000(4)	1.57	10/11/2028	—	—
Manual A. Marques	75,000(5)	150,000(5)	1.57	01/26/2029	—	—
Linda Tharby	—	1,000,000(1)	3.875	03/15/2031	1,000,000(2)	3,000,000

__________

(1)	Incentive stock options granted under the 2015 Stock Option Plan that vest 25% annually on anniversary date commencing March 15, 2021.

(2)

200,000 shares of common stock vesting 25% on April 12, 2022 and 25% on each twelve months thereafter.

200,000 shares of common stock, vesting as follows: (i) 50,000 shares on the first date on which the Company’s Market Capitalization for a period of 90 consecutive days has been, or there has been a Change of Control (as defined in the employment agreement) of the Company with an enterprise value of, at least $500,000,000 but less than $600,000,000; (ii) 50,000 shares on the first date on which the Company’s Market Capitalization for a period of 90 consecutive days has been, or there has been a Change of Control of the Company with an enterprise value of, at least $600,000,000 but less than $750,000,000; and (iii) 100,000 shares on the date on which the Company’s Market Capitalization for a period of 90 consecutive days has been, or there has been a Change of Control of the Company with an enterprise value of, at least $750,000,000. “Market Capitalization” shall be determined by (A) multiplying the number of shares reported as outstanding on the cover of the Company’s most recent Form 10-K or 10-Q, as applicable, as filed with the Securities and Exchange Commission, by (B) the Fair Market Value of the Common Stock (as defined in the Company’s 2015 Stock Option Plan, as amended) on each day. Notwithstanding the foregoing, no portion of the restricted stock award shall vest on or following the fifth anniversary of the award date.

600,000 shares of common stock to vest vesting as follows: if the Company’s net sales growth for any of the fiscal years ended December 31, 2022, 2023, 2024 or 2025 (each, a “Target Year”) is at least the applicable net sales target set forth on the schedule to the restricted stock award agreement, then, on the applicable Vesting Date, a corresponding portion of the restricted stock award will vest as set forth on such schedule. Additionally, if net sales growth is less than any of the net sales targets set forth in such schedule in any Target Year (a “Miss Year”), vesting of the restricted stock award in the following Target Years (each such subsequent Target Year, a “Catch-up Year”) shall be further subject to the following catch-up vesting provisions: if the net sales growth in the Miss Year(s) when averaged with the net sales in each Catch-up Year(s) equals or exceeds a net sales target in any single Miss Year that has not previously been obtained, then on the applicable Vesting Date, an additional portion of the Award shall vest as if the applicable net sales target had been met in the Miss Year(s). Notwithstanding the foregoing, the restricted stock award shall automatically vest in full upon the Company maintaining, for a period of at least two consecutive fiscal quarters after January 1, 2022, at least a specified run rate over the previous four fiscal quarters, as reported in the Company’s filings pursuant to the Securities Exchange Act of 1934, as amended.

(3)	Incentive stock options granted under the 2015 Stock Option Plan that vest 20% annually on anniversary date commencing January 29, 2019.

(4)	Non-qualified stock options granted under the 2015 Stock Option Plan, of which 100,000 vested on October 12, 2018, and the remaining 400,000 will vest at the rate of 25,000 shares per completed quarter commencing with the three-month period beginning on the first day of the month following October 12, 2018. These options will immediately vest and be exercisable in full upon a Change in Control within the meaning of the Company’s 2015 Stock Option.

(5)	Incentive stock options granted under the 2015 Stock Option Plan that vest 25% annually on anniversary date commencing January 29, 2019.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors has been responsible for the oversight of the integrity of the Company’s consolidated financial statements, our internal accounting and financial controls, our compliance with legal and regulatory requirements, the organization and performance of our internal audit function and the qualifications, independence and performance of our independent registered public accounting firm.

Management of the Company is responsible for establishing and maintaining internal controls and for preparing the Company’s consolidated financial statements. The independent registered public accounting firm is responsible for auditing the financial statements. It is the responsibility of the Audit Committee to oversee these activities.

Review and Discussions with Management

The Audit Committee reviewed and discussed the Company’s audited financial statements with management.

Review and Discussions with Independent Registered Public Accounting Firm

The Audit Committee discussed with McGrail Merkel Quinn & Associates, P.C the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board.

The Audit Committee also received written disclosures and the letter from McGrail Merkel Quinn & Associates, P.C required by applicable requirements of the Public Company Accounting Oversight Board regarding McGrail Merkel Quinn & Associates, P.C communications with the Audit Committee concerning independence and has discussed with McGrail Merkel Quinn & Associates, P.C their independence from the Company. The Audit Committee also reviewed and discussed the selection, application and disclosure of the critical accounting policies of the Company with McGrail Merkel Quinn & Associates, P.C.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

Audit Committee

David W. Anderson, Chair

Robert T. Allen

James M. Beck

Donna French

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

None of our directors or executive officers or their associates have any substantial interest direct or indirect, by security holdings or otherwise, in the matters proposed to be approved by the shareholders as described in this Proxy Statement, except that our non-employee directors will be eligible for compensation under the Director Compensation Plan.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our directors and executive officers, and persons who own more than ten percent (10%) of our common stock, file with the SEC reports of initial ownership of our common stock and subsequent changes in that ownership and furnish to us copies of all forms they file pursuant to Section 16(a). Based solely on a review of Forms 3, 4, and 5 furnished to us or filed with the SEC in fiscal year 2021, we believe all Section 16(a) filing requirements were timely made in the fiscal year ended December 31, 2021 except all directors filed one late Form 4 (and Joseph M. Manko, Jr, filed two late Form 4s) reporting director fees.

OTHER MATTERS BEFORE THE ANNUAL MEETING

The Board does not know of any other matters that may come before the Annual Meeting. However, if any other matters are properly presented to the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

ELECTRONIC AVAILABILITY OF PROXY MATERIALS AND ANNUAL REPORT ON FORM 10-K

Shareholders can access this Proxy Statement and our 2021 Annual Report on Form 10-K via the Internet at https://www.cstproxy.com/KORUMEDICAL/2022 and then following the instructions outlined on the secure website. For future annual meetings of shareholders, shareholders can consent to accessing their proxy materials, including the Notice, the proxy statement and the annual report, electronically in lieu of receiving them by mail. To receive materials electronically, you will need access to a computer and an e-mail account.  You will have the opportunity to revoke your request for electronic delivery at any time without charge.

If you are a registered shareholder and you have not already done so, you can choose this electronic delivery option by following the instructions provided when voting via the Internet or mobile device and provided on the proxy card. Your choice will remain in effect unless you revoke it by contacting our transfer agent, Continental Stock Transfer & Trust Company at 1 State Street 30th Floor, New York, NY 10004, phone (212) 509-4000. You may update your electronic address by contacting Continental Stock Transfer & Trust Company.

If you hold your shares through a bank, brokerage firm or other nominee and you have not already done so, you can choose this electronic delivery option by contacting your nominee or by following the instructions provided when voting via the Internet or mobile device. Your choice will remain in effect unless you revoke it by contacting your nominee. You may update your electronic address by contacting your nominee.

2023 ANNUAL MEETING OF SHAREHOLDERS

Any shareholder proposals intended to be presented at our 2023 Annual Meeting of Shareholders and considered for inclusion in our proxy materials must be received by November 7, 2022 and must comply with the procedures of Rule 14a-8 under the Exchange Act. Shareholder proposals failing to comply with the procedures of Rule 14a-8 under the Exchange Act will be excluded. If the date of our 2023 Annual Meeting is more than 30 days from the anniversary of the date of the 2022 Annual Meeting, we will publicly announce a different submission deadline from that set forth above, in compliance with SEC rules.

Our Bylaws establish an advance notice procedure with regard to shareholder proposals that a shareholder wishes to present at an annual meeting of shareholders. To be properly brought before the 2023 Annual Meeting, a notice of the matter the shareholder wishes to present at the meeting must be delivered to the Chairman of the Board at the Company’s principal offices in Chester, NY (see below) not less than 90 nor more than 120 days prior to the first anniversary of the date of this year’s Annual Meeting.  As a result, any notice given by or on behalf of a shareholder pursuant to these provisions of the Bylaws (and not pursuant to Rule 14a-8) must be received no later than February 4, 2023 and no earlier than January 6, 2023.  However, if the 2023 Annual Meeting is more than 30 days before or after the first anniversary of the date of this year’s Annual Meeting, such notice must be received no later than the close of business on the 10th day following the date public disclosure of the meeting date was made.  All shareholder proposals must comply with the requirements of the Bylaws. The chairman of the Annual Meeting may refuse to acknowledge or introduce any such matter at the Annual Meeting if notice of the matter is not received within the applicable deadlines or does not comply with the Bylaws.  If a shareholder does not meet these deadlines or does not satisfy the requirements of Rule 14a-4 of the Exchange Act, the persons named as proxies will be allowed to use their discretionary voting authority when and if the matter is presented at the Annual Meeting.

Shareholder proposals should be sent to us at Repro Med Systems, Inc., 24 Carpenter Road, Chester, NY 10918, Attention: Corporate Secretary.

SOLICITATION OF PROXIES

We pay the cost of this proxy solicitation. Pursuant to SEC rules, we are making this Proxy Statement and our Annual Report on Form 10-K available to our shareholders electronically via the Internet.  In addition to soliciting proxies by Internet, mobile device and mail, we expect that a number of our employees will solicit shareholders personally and by telephone.  None of these employees will receive any additional or special compensation for doing this.  We will, on request, reimburse banks, brokerage firms and other nominees for their expenses in sending proxy materials to their customers who are beneficial owners of our common stock and obtaining their voting instructions.

ANNUAL REPORT ON FORM 10-K

The Company will furnish without charge to each person whose proxy is being solicited, upon the request of such person, a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, including the financial statements and schedules thereto, but excluding exhibits.  Requests for copies of such report should be directed to Repro Med Systems, Inc., 24 Carpenter Road, Chester, New York 10918, Attention: Corporate Secretary, or by calling 845-469-2042.  The Annual Report on Form 10-K accompanies this Proxy Statement, but does not constitute a part of this Proxy Statement.

By Order of the Board of Directors,

/s/ R. John Fletcher
R. John Fletcher, Chairman
March 18, 2022

YOUR VOTE IS IMPORTANT. PLEASE VOTE

Vote by Internet, Smartphone or Tablet - QUICK ▼ ▼▼ EASY

I M M E D I A T E – 24 Hours a Day, 7 Days a Week or by Mail

REPRO MED SYSTEMS, INC.	Your Mobile or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on May 5, 2022.

INTERNET www.cstproxy.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

MOBILE VOTING On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.	MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

♦ FOLD HERE ● DO NOT SEPARATE ● INSERT IN ENVELOPE PROVIDED ♦

PROXY	Please mark your votes like this	X

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED, OR IF NO DIRECTION IS
INDICATED, WILL BE VOTED “FOR” ALL NOMINEES IN PROPOSAL 1 AND “FOR” PROPOSALS 2, 3, 4, 5, AND 6 AND IN THE PROXIES’ DISCRETION ON ANY OTHER MATTERS COMING BEFORE THE MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS LISTED BELOW.

1.	Election of Directors	FOR all	WITHHOLD AUTHORITY
	(1) R. John Fletcher	Nominees	to vote (except as marked to
	(2) James Beck	listed to the	the contrary for all nominees
	(3) Robert A. Cascella	left	listed to the left)
(4) Donna French
(5) Joseph M. Manko, Jr.
(6) Shahriar (Shar) Matin
(7) Linda Tharby

2.	Approval of the Company’s Non-Employee Director Compensation Plan	FOR	AGAINST	ABSTAIN

3.	Approval of an amendment to the Company’s Restated Certificate of Incorporation, as amended, to change the Company’s name to “KORU Medical Systems, Inc.”	FOR	AGAINST	ABSTAIN

4.	Approval of the Agreement and Plan of Merger between the Company and a to-be-formed wholly-owned Delaware subsidiary (“KORU Delaware”), pursuant to which the Company will merge with and into KORU Delaware for the sole purpose of changing the Company’s name and state of incorporation from New York to Delaware, including to approve the Certificate of Incorporation and Bylaws of KORU Delaware	FOR	AGAINST	ABSTAIN

5.	Approval, on an advisory basis, of the compensation of the Company’s executive officers	FOR	AGAINST	ABSTAIN

6.	Ratification of the appointment of independent registered public accountants for the 2022 fiscal year	FOR	AGAINST	ABSTAIN

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list above)

CONTROL NUMBER

Signature	Signature, if held jointly	Date	, 2022.
Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Shareholders to be held May 6, 2022

The proxy statement and our 2021 Annual Report on Form 10-K
are available at https://www.cstproxy.com/korumedical/2022

Under California Law, if you decide to vote on the internet for this meeting, you will be deemed present in person or by proxy at the meeting, be deemed to have voted at the meeting, and to have consented to vote your shares in accordance with California Corporations Code Sections 20, 21, 600 and 601.

You may revoke your vote and vote again by logging on as provided in the notice originally sent to you by mail.

♦ FOLD HERE ● DO NOT SEPARATE ● INSERT IN ENVELOPE PROVIDED ♦

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

REPRO MED SYSTEMS, INC.

The undersigned appoints Linda Tharby and Karen Fisher, and each of them, as proxies, each with the power to appoint her substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Repro Med Systems, Inc. held of record by the undersigned at the close of business on March 14, 2022 at the Annual Meeting of Shareholders of Repro Med Systems, Inc. to be held on May 6, 2022, or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE SEVEN NOMINEES TO THE BOARD OF DIRECTORS, AND IN FAVOR OF PROPOSALS 2, 3, 4, 5 AND 6, AND IN ACCORDANCE WITH THE JUDGMENT OF PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued, and to be marked, dated and signed, on the other side)

Appendix A

REPRO MED SYSTEMS, INC.

d/b/a KORU MEDICAL SYSTEMS

NON-EMPLOYEE DIRECTOR EQUITY COMPENSATION PLAN

1. Purpose. This Non-Employee Director Compensation Plan (the “Plan”), effective as of February 9, 2022 (the “Effective Date”), is intended to promote the interests of Repro Med Systems, Inc. (the “Company”) by providing an inducement in the form of fees to certain qualified persons who are not employees of the Company (“Non-Employee Directors”) to serve as members of the Company’s Board of Directors (the “Board”). The Plan also seeks to align the interests of these Non-Employee Directors with the interests of the Company’s shareholders by providing for a portion of these fees to be paid in shares of common stock of the Company, par value $0.01 per share (the “Common Stock”).

2. Administration. The Plan shall be administered by the Board. The Board shall, subject to the provisions of the Plan, have the power to construe the Plan, to determine all questions hereunder, and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable. All decisions, determinations and interpretations of the Board shall be final and binding.

3. Eligibility. Only Non-Employee Directors are eligible to participate in the Plan. Nothing in the Plan shall confer upon any Non-Employee Director the right to continue to serve as a director of the Company.

4. Annual Fees. Each person who is a Non-Employee Director shall be entitled to receive without further action by the Board an annual fee equal to $110,000 per calendar year (the “Base Fee”), of which $50,000 will be paid in cash and $60,000 will be paid in shares of Common Stock, as provided below. The Chairman of the Board shall be entitled to receive an annual fee in addition to the Base Fee of $40,000 to be paid in shares of Common Stock, as provided below. The Chairman of the Audit Committee shall be entitled to receive an annual fee in addition to the Base Fee of $15,000 to be paid in cash. The Chairman of the Compensation Committee shall be entitled to receive an annual fee in addition to the Base Fee of $11,500 to be paid in cash. The Chairman of the Nominating and Corporate Governance Committee shall be entitled to receive an annual fee in addition to the Base Fee of $7,500 to be paid in cash. Base Fees, together with any additional annual fees provided for in this Section for are, collectively, the “Annual Fees.” The Annual Fees shall be paid in equal quarterly installments in arrears on the last business day of each calendar quarter (each, a “Payment Date”).

(a) Payment of Annual Fees for Partial Quarters. In the event a Non-Employee Director serves on the Board, as the Chairman of the Board, Chairman of the Audit Committee, Chairman of the Compensation Committee or Chairman of the Nominating and Corporate Governance Committee for less than the entire quarter, the quarterly portion of the Annual Fees payable for such quarter shall be prorated based on the number of days in such quarter for which such Non-Employee Director served on the Board, as the Chairman of the Board, Chairman of

the Audit Committee, Chairman of the Compensation Committee or Chairman of the Nominating and Corporate Governance Committee, respectively.

(b) Payment in Shares of Common Stock. Shares of Common Stock issued in lieu of Annual Fees shall be fully vested and unrestricted shares of Common Stock issued pursuant to this Plan or pursuant to the Repro Med Systems, Inc. 2021 Omnibus Equity Incentive Plan, at the option of the Company. The number of shares of Common Stock issuable as Annual Fees shall be equal to the dollar amount of Annual Fees payable in Common Stock divided by the Fair Market Value (as defined below) of the Common Stock on each respective Payment Date. For purposes of the Plan, “Fair Market Value” means (i) if the Common Stock principally trades on a national securities exchange other than the Nasdaq Capital Market, the closing sale price of a share of Common Stock, and (ii) if the Common Stock principally trades on the Nasdaq Capital Market or an over-the counter marketplace, the arithmetic mean of the high and low prices of a share of Common Stock (and if the mean results in a fractional cent, rounded up to the nearest cent), in each case as reported on the last trading day before the Payment Date, provided that such quotations shall have been made within the ten (10) business days preceding the applicable Payment Date.

(c) Limit on Annual Fees. Non-Employee Directors may not receive Annual Fees paid in shares of Common Stock that have a Fair Market Value (determined as of the date of grant) in excess of $750,000 in a single calendar year.

6. Prohibition of Transfer and Assignment. The right of a Non-Employee Director to the payment of all or a portion of the Annual Fees may not be assigned, transferred, pledged or encumbered, other than by will or the laws of descent and distribution and any attempted assignment or transfer shall be null and void.

7. Governing Law. The Plan shall be construed and interpreted in accordance with the internal laws of the State of New York, without reference to the principles of conflicts of law thereof.

8. Term, Termination and Amendment of Plan. The Plan shall expire on the ten-year anniversary of the Effective Date. The Board may at any time terminate the Plan or make such modification or amendment thereof as it deems advisable, provided that any modification or amendment shall be subject to the approval of the Company’s stockholders if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Common Stock may then be listed or quoted.

Appendix B

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER (this “Merger Agreement”) is made and entered into as of the [__] day of [_________], 2022, by and between Repro Med Systems, Inc., a New York corporation (“RMS (NY)”), and Koru Medical Systems, Inc., a Delaware corporation (“KORU (DE)”).

BACKGROUND

WHEREAS, the Board of Directors of RMS (NY) and the Board of Directors of KORU (DE) deem it advisable and in the best interests of RMS (NY) and KORU (DE) (each of which are sometimes referred to herein as a “Constituent Company” or together as the “Constituent Companies”) and the requisite shareholders of each Constituent Company have approved, that RMS (NY) merge with and into KORU (DE) (the “Merger”), pursuant to this Merger Agreement and the applicable provisions of the State of New York Business Corporation Law, as amended (the “NYBCL”), and the Delaware General Corporation Law, as amended (the “DGCL”);

WHEREAS, immediately prior to the Merger the designation, number, and voting rights of each outstanding class and series of shares for each of the Constituent Companies is as set forth on Schedule 1 attached hereto; and

WHEREAS, immediately prior to the Merger, KORU (DE) has one (1) share of Common Stock, $0.01 par value per share, issued and outstanding and held in the name of Repro Med Systems, Inc., a New York corporation.

NOW, THEREFORE, in consideration of the foregoing premises, and in reliance on the respective representations, warranties and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1.         Merger. The Constituent Companies shall effect the Merger upon the terms and subject to the conditions set forth in this Merger Agreement.

(a)       The Merger. At the Effective Time (as hereinafter defined), RMS (NY) shall be merged with and into KORU (DE) pursuant to this Merger Agreement, the separate corporate existence of RMS (NY) shall cease and KORU (DE) shall continue as the surviving company under its corporate name, all upon the terms and subject to the conditions provided for in this Merger Agreement and pursuant to the NYBCL and the DGCL. KORU (DE), as it exists from and after the Effective Time, is sometimes hereinafter referred to as the “Surviving Corporation”.

(b)       Effect of Merger. The Merger shall have the effect provided therefor by the NYBCL and the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, (i) all of the rights, privileges, powers and franchises, of a public as well as of a private nature, and all property, real, personal and mixed, and all debts due on whatever account, including without limitation subscriptions to shares, and all other choses in action, and all and every other interest of or belonging to or due to RMS (NY) shall be taken and deemed to be transferred to, and vested in, the Surviving Corporation without further act or deed; and all property, rights and privileges, powers and franchises and all and every other interest shall be thereafter the property of the Surviving Corporation, as they were of RMS (NY), and (ii) all debts, liabilities, duties and obligations of RMS (NY) shall become the debts, liabilities, duties and obligations of the Surviving Corporation, and the Surviving Corporation shall thenceforth be responsible and liable for all of the debts, liabilities, duties and obligations of RMS (NY), and neither the rights of creditors nor any liens upon the property of RMS (NY) shall be impaired by the Merger, and such rights of creditors and liens upon the property of RMS (NY) may be enforced against the Surviving Corporation.

(c)       Consummation of the Merger. On the date hereof, a Certificate of Merger shall be filed with the Department of State of the State of New York (the “NYDOS”) in accordance with the provisions of the NYBCL and a Certificate of Merger shall be filed with the Secretary of State of the State of Delaware (the “DESOS”) in accordance with the provisions of the DGCL, and the Merger shall become effective upon such filings or at such later time as may be specified in the filings with the NYDOS and DESOS (the “Effective Time”). The Surviving Corporation, which shall continue to be governed by the laws of the State of Delaware, hereby agrees that it may be served with process in the State of New York in any proceeding for enforcement of any obligation of RMS (NY), as well as for enforcement of any obligation of the Surviving Corporation arising from the Merger.

2.         Certificate of Incorporation; Bylaws; Directors and Officers. The Certificate of Incorporation of the Surviving Corporation from and after the Effective Time shall be the Certificate of Incorporation of KORU (DE), as set forth on Exhibit A attached hereto, which shall remain in effect until thereafter amended in accordance with the provisions therein and as provided by the DGCL. The Bylaws of the Surviving Corporation from and after the Effective Time shall be the Bylaws of KORU (DE), as in effect immediately prior to the Effective Time, as set forth on Exhibit B attached hereto, continuing until thereafter amended in accordance with their terms and the Certificate of Incorporation of the Surviving Corporation and as provided by the DGCL. The directors of the Surviving Corporation shall be the directors of KORU (DE) immediately prior to the Effective Time until the earlier of their respective death, resignation or removal or their respective successors are duly elected or appointed and qualified in the manner provided for in the Certificate of Incorporation of the Surviving Corporation or as otherwise provided by the DGCL, and the officers of the Surviving Corporation shall be the officers of KORU (DE) immediately prior to the Effective Time, and each shall hold office until the earlier of their respective death, resignation or removal or their respective successors are duly elected or appointed and qualified in the manner provided for in the By-laws of the Surviving Corporation or as otherwise provided by the DGCL.

3.         Conversion and Cancellation of Securities. At the Effective Time, by virtue of the Merger and without any further action on the part of RMS (NY), KORU (DE) or any holder of any equity interests of RMS (NY) or KORU (DE):

(a)       all outstanding common stock of RMS (NY) will automatically be canceled and will cease to exist, in consideration for common stock of the Surviving Corporation on a 1:1 basis; and

(b)       each option, restricted stock unit or other security of RMS (NY) issued and outstanding immediately prior to the Effective Time shall be converted into and shall be an identical security of the KORU (DE) and shares of common stock KORU (DE) shall be reserved for purposes of the exercise of such options, restricted stock units or other securities for each share of common stock of RMS (NY) so reserved prior to the Effective Time.;

all of the outstanding certificates or other documents that immediately prior to the Effective Time evidenced ownership of securities of RMS (NY) shall be deemed for all purposes to evidence ownership of and to represent the securities of the KORU (DE) into which such securities of RMS (NY) have been converted, as herein provided, and shall be so registered on the books and records of the KORU (DE) or its transfer agent. The registered owner of any such outstanding certificate or other document evidencing ownership of securities of RMS (NY) shall, until such certificate or other document shall have been surrendered for transfer or otherwise accounted for to KORU (DE) or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the securities evidenced by such certificate or other document, as above provided; and

(c)       each share of KORU (DE) common stock that is issued and outstanding immediately prior to the Effective Time shall be automatically cancelled and will cease to exist.

At the Effective Time, other than those enumerated above, there shall not be any securities, rights, warrants, options or other instruments of RMS (NY) which, after consummation of the Merger, would be convertible into or exercisable for securities of the Surviving Corporation.

4.         Termination. This Merger Agreement may be terminated at any time on or before the Effective Time by agreement of the Board of Directors of RMS (NY) and the Board of Directors of KORU (DE).

5.         Amendment. This Merger Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

6.         Waiver. Any agreement on the part of a party hereto to any extension or waiver shall be valid if set forth in an instrument in writing signed on behalf of such party by a duly authorized officer.

7.         Further Assurances. If at any time the Surviving Corporation, or its successors or assigns, shall reasonably consider or be advised that any further assignments or assurances in law or any other acts are necessary or desirable to (a) vest, perfect or confirm, of record or otherwise, in the Surviving Corporation its right, title or interest in, to or under any of the rights, properties or assets of the Constituent Companies acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger, or (b) otherwise carry out the purposes of this

Agreement, each Constituent Company and its proper officers, managers and directors shall be deemed to have granted to the Surviving Corporation an irrevocable power of attorney to execute and deliver all such proper deeds, assignments and assurances in law and to do all acts necessary or proper to vest, perfect or confirm title to and possession of such rights, properties or assets in the Surviving Corporation and otherwise to carry out the purposes of this Agreement; and the proper officers and directors of the Surviving Corporation are fully authorized in the name of each Constituent Company or otherwise to take any and all such action.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have executed this Merger Agreement as of the date first above written.

REPRO MED SYSTEMS, INC.,

a New York corporation

By: ______________________

Name:

Title:

KORU MEDICAL SYSTEMS, INC.,

a Delaware corporation

By: ______________________

Name:

Title:

SCHEDULE 1

Repro Med Systems, Inc., a New York corporation

Designation of each outstanding class and series of shares	Number of outstanding shares	Class and series of shares entitled to vote	Class and series of shares entitled to vote as a class
Common Stock	75,000,000	Voting	Voting
Preferred Stock	2,000,000	N/A	N/A

Koru Medical Systems, Inc., a Delaware corporation

Designation of each outstanding class and series of shares	Number of outstanding shares	Class and series of shares entitled to vote	Class and series of shares entitled to vote as a class
Common Stock	75,000,000	Voting	Voting
Preferred Stock	2,000,000	N/A	N/A

EXHIBIT A

Certificate of Incorporation of the Surviving Corporation

[See attached]

EXHIBIT B

Bylaws of the Surviving Corporation

[See attached]

Appendix C

CERTIFICATE OF INCORPORATION

OF

KORU MEDICAL SYSTEMS, INC.

ARTICLE I
NAME OF THE CORPORATION

The name of the corporation is Koru Medical Systems, Inc. (the “Corporation”).

ARTICLE II
REGISTERED AGENT1

The address of the registered office of the Corporation in the State of Delaware is 1675 South State Street, Suite B, Dover, Kent County, Delaware, 19901. The name of the registered agent of the Corporation at such address is Capitol Services, Inc.

ARTICLE III
BUSINESS PURPOSE2

The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “DGCL”).

ARTICLE IV
CAPITAL STOCK

Section 4.01   Authorized Classes of Stock. The total number of shares of stock of all classes of capital stock that the Corporation is authorized to issue is SEVENTY SEVEN MILLION (77,000,000), of which SEVENTY FIVE MILLION (75,000,000) shares shall be shares of common stock having a par value of $0.01 per share (“Common Stock”) and TWO MILLION (2,000,000) shares shall be shares of preferred stock having a par value of $0.01 per share (“Preferred Stock”).

Section 4.02   Common Stock. Except as otherwise required by law, as provided in this Certificate of Incorporation, and as otherwise provided in the resolution or resolutions, if any, adopted by the board of directors of the Corporation (the “Board of Directors”) with respect to any series of the Preferred Stock, the holders of the Common Stock shall exclusively possess all voting power. Each holder of shares of Common Stock shall be entitled to one vote for each

________________________

1 NTD: We deleted the requirement that the offices of the corporation be in Chester.

2 NTD: We simplified the statement of the purpose from the existing Certificate, although it amounts to the same thing.

share held by them. Subject to the rights of holders of any series of outstanding Preferred Stock, holders of shares of Common Stock shall have equal rights of participation in the dividends and other distributions in cash, stock, or property of the Corporation when, as and if declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefor and shall have equal rights to receive the assets and funds of the Corporation available for distribution to stockholders in the event of any liquidation, dissolution, or winding up of the affairs of the Corporation, whether voluntary or involuntary.

Section 4.03   Preferred Stock, Preferences and Limitations. Shares of the Preferred Stock may be issued from time to time in one or more series as may, from time to time, be determined by the Board of Directors of the Corporation.  Each series shall be distinctly designated.  All shares of any one series of the Preferred Stock shall be alike in every particular, except that there may be different dates from which dividends (if any) thereon shall be cumulative, if made cumulative.  The relative preferences, participating, optional and other special rights in each such series,, and limitations thereof, if any, may differ from those of any and all other series at any time outstanding.  The Board of Directors of the Corporation is hereby expressly granted authority to fix by resolution or resolutions adopted prior to the issuance of any shares of each particular series of the Preferred Stock, the designation, relative preferences, participating, optional, and other special rights and limitations thereof, if any, of such series, including, but without limiting the generality of the foregoing, the following:

(a)        the distinctive designation of, and the number of shares of, the Preferred Stock which shall constitute the series, which number may be increased (except as otherwise fixed by the Board of Directors) or decreased (but not below the number of shares thereof then outstanding) from time to time by action of the Board of Directors;

(b)        the rate and times at which, and the terms and conditions upon which, dividends, if any, on shares of the series may be paid, the extent of preferences or relation, if any, on such dividend to the dividends payable on any other class or classes of stock of the Corporation, or on any series of the Preferred Stock or of any other class or classes of stock of the Corporation, and whether such dividends shall be cumulative, partially cumulative, or non-cumulative;

(c)        the right, if any, of the holders of shares of the series to convert the same into, or exchange the same for, shares of any other class or classes of stock of the Corporation, or of any series of the Preferred Stock or of any other class or classes of stock of the Corporation, and the terms and conditions of such conversion or exchange;

(d)        whether shares of the series shall be subject to redemption and the redemption price or prices and the time or times at which, and the terms and conditions upon which, shares of the series may be redeemed;

(e)        the rights, if any, of the holders of shares of the series upon voluntary or involuntary liquidation, merger, consolidation, distribution, or sale of assets, dissolution, or winding up of the Corporation;

(f)        the terms of the sinking fund or redemption or purchase account, if any, to be provided for shares of the series; and

(g)        the voting powers, if any, of the holders of shares of the series which may, without limiting the generality of the foregoing, including the right, voting as a series by itself or together with other series of the Preferred Stock as a class, (i) to vote more or less than one vote per share on any or all matters voted upon by the shareholders, (ii) to elect one or more Directors of the Corporation in the event there shall have been a default in the payment of dividends on any one or more series of the Preferred Stock or upon such other circumstances and upon such conditions as the Board of Directors may fix.;

Section 4.04   Other Provisions.

(a)        The relative preferences, rights, and limitations of each series of Preferred Stock in relation to the preferences, rights and limitations of each other series of Preferred Stock shall, in each case, be as fixed, from time to time, by the Board of Directors in the resolution or resolutions adopted pursuant to authority granted in this Article IV, and the consent by class or series vote or otherwise, of the holders of the Preferred Stock of such of the series of the Preferred Stock as are, from time to time, outstanding shall not be required for the issuance by the Board of Directors of any other series of Preferred Stock whether the preferences and rights of such other series shall be fixed by the Board of Directors as senior to, or on a parity with, the preferences and rights of such outstanding series, or any of them; provided, however, that the Board of Directors may provide in such resolution or resolutions adopted with respect to any series of Preferred Stock that the consent of the holders of a majority (or such greater proportion as shall be therein fixed) of the outstanding shares of such series voting thereon shall be required for the issuance of any or all other series of Preferred Stock.

(b)        Subject to the provisions of paragraph (a) of this Section 4.04, shares of any series of Preferred Stock may be issued, from time to time, as the Board of Directors shall determine and on such terms and for such consideration, as shall be fixed by the Board of Directors.

Section 4.05   Preferential or Preemptive Rights. No holder of shares of the Corporation of any class, now or hereafter authorized, shall have any preferential or preemptive right to subscribe for, purchase or receive any shares of the corporation of any class, now or hereafter authorized, or any options or warrants for such shares, or any securities convertible to or exchangeable for such shares, which may at any time be issued, sold or offered for sale by the corporation.

Section 4.06   General Rights and Powers. Except as may otherwise be specifically provided in this Certificate of Incorporation, no provision of this Certificate of Incorporation is intended by the corporation to be construed as limiting, prohibiting, denying, or abrogating any of the general or specific powers or rights conferred under the DGCL upon the Corporation, upon its shareholders, bondholders, and security holders, and upon its directors, officers, and other corporate personnel, including, in particular, the power of the corporation to furnish indemnification to directors and officers in the capacities defined and prescribed rights of said persons to indemnification as the same are conferred by the DGCL.

ARTICLE V
BOARD OF DIRECTORS

Section 5.01   General Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

Section 5.02   Number. Subject to any rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the number of directors of the Corporation which shall constitute the entire Board of Directors shall be the number of directors as fixed by, or in the manner provided in, the by-laws of the Corporation (the “By-Laws”).

Section 5.03   Written Ballot. Unless and except to the extent that the By-Laws shall so require, the election of directors of the Corporation need not be by written ballot.

Section 5.04   Voting. Subject to the following sentence and unless otherwise required by the by law or this Certificate of Incorporation, each director shall have one vote on all matters presented to the Board of Directors for its consideration.  If the Board of Directors considers any action that results in an equal number of the directors at the meeting voting for and against the action and such action would be effective if taken by a majority vote, then in such case the chairman of the board shall be entitled to cast a tie-breaking vote with respect to such action.  With respect to any committees established by the Board of Directors, subject to the following sentence and unless otherwise required by law or this Certificate of Incorporation, each director serving on such committee shall have one vote on all matters presented to such committee for its consideration.  If such committee considers any action that results in an equal number of the directors at the committee meeting voting for and against the action and such action would be effective if taken by a majority vote, then in such case the chairman of such committee shall be entitled to cast a tie-breaking vote with respect to such action.

ARTICLE VI
LIMITATION OF LIABILITY; INDEMNIFICATION

Section 6.01   Limitation of Liability. To the fullest extent permitted by the DGCL as it presently exists or may hereafter be amended, a director of the Corporation shall not be personally liable to the Corporation or to its stockholders for monetary damages for any breach of fiduciary duty as a director. No amendment to, modification of, or repeal of this Section 6.01 shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment.

Section 6.02   Indemnification. The corporation shall indemnify to the fullest extent permitted by law as it presently exists or may hereafter be amended any person made or threatened to be made a party or is otherwise involved in any action3, suit, or proceeding, whether criminal, civil, administrative, or investigative, by reason of the fact that they, their testator, or intestate is or was a director or officer of the Corporation or any predecessor of the Corporation, or serves or served at any other enterprise as a director or officer at the request of the Corporation or any predecessor to the Corporation. Any amendment, repeal, or modification of this Section 6.02 shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

ARTICLE VII
STOCKHOLDER ACTION

Section 7.01   Stockholder Consent Prohibition. Any action required or permitted to be taken by the stockholders of the Corporation may be taken without a meeting by written consent, setting forth the action so taken, signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

ARTICLE VIII
BY-LAWS

Section 8.01   Board of Directors. In furtherance and not in limitation of the powers conferred by law, the Board of Directors is expressly authorized and empowered to adopt, amend, alter, or repeal the By-Laws without any action on the part of the stockholders.

Section 8.02   Stockholders. The stockholders shall also have the power to adopt, amend, alter, or repeal the By-Laws.

ARTICLE IX
SECTION 203 OF THE DGCL OPT-OUT

The corporation shall not be governed or subject to Section 203 of the DGCL.4

ARTICLE X
AMENDMENTS

________________________

3 NTD: Current Certificate/Bylaws only provides for indemnification where the person is named as a party. This has been expanded to include indemnification if involved as a witness or otherwise but not a named as a party to such action or proceeding.

4 NTD: Section 203 is an anti-takeover protection provision providing that a corporation may not engage in any business combination with any stockholder for a period of 3 years following the time that such stockholder (“the interested stockholder”) came to own at least 15% of the outstanding voting stock of the corporation (“the acquisition”), except if: (i) the board had approved the acquisition prior to its consummation; (ii) the interested stockholder owned at least 85% of the outstanding voting stock upon consummation of the acquisition, or (iii) the business combination is approved by the board, and by a 2/3 majority vote of the other stockholders in a meeting (i.e., not by written consent). As drafted above opting out of Section 203 would provide major stockholders more flexibility to transfer their shares to a potential aquirer without the Board’s consent.

The Corporation reserves the right to amend, alter, or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by the laws of the State of Delaware, and all rights conferred herein are granted subject to this reservation.

Appendix D

BY-LAWS OF

KORU MEDICAL SYSTEMS, INC.

ARTICLE I
Offices

Section 1.01   Registered Office. The registered office of Koru Medical Systems, Inc. (the “Corporation”) will be fixed in the Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”).

Section 1.02   Other Offices. The Corporation may have other offices, either within or without the State of Delaware, as the board of directors of the Corporation (the “Board of Directors”) from time to time shall determine or the business of the Corporation may require.1

ARTICLE II
Meetings of the Stockholders

Section 2.01   Place of Meetings. All meetings of the stockholders shall be held at such place, if any, either within or without the State of Delaware, or by means of remote communication, as shall be designated from time to time by resolution of the Board of Directors and stated in the notice of meeting.

Section 2.02   Annual Meeting. The annual meeting of the stockholders for the election of directors and for the transaction of such other business as may properly come before the meeting in accordance with these by-laws shall be held at such date, time, and place, if any, as shall be determined by the Board of Directors and stated in the notice of the meeting.

Section 2.03   Special Meetings.

(a)       Purpose. Special meetings of stockholders for any purpose or purposes shall be called only:

(i)        by the Board of Directors, or the Chairman of the Board or Lead Director (each, a “Notified Officer”); or 2

(ii)       by any Notified Officer, following receipt of one or more written demands to call a special meeting of the stockholders in accordance with, and subject to, this Section 2.03 from stockholders of record who own, in the aggregate, at least 10% of the voting power of the outstanding shares of the Corporation then entitled to vote on the matter or matters to be brought before the proposed special meeting.

________________________

1 NTD: Current Certificate requires the BOD to fix offices, but given the number of remote employees, this seems to make sense.

2 NTD: Chief Executive Officer was also authorized to call special shareholder meetings in the existing Bylaws.

(b)       Notice.3 A request pursuant to Section 2.03(a)(ii) shall be delivered to the Corporation’s principal executive offices and signed by each stockholder, or a duly authorized agent of such stockholder, requesting the special meeting and shall set forth:

(i)        a brief description of each matter of business desired to be brought before the special meeting;

(ii)       the reasons for conducting such business at the special meeting;

(iii)      the text of any proposal or business to be considered at the special meeting (including the text of any resolutions proposed to be considered and in the event that such business includes a proposal to amend these by-laws, the language of the proposed amendment); and

(iv)      the information required in Section 2.12 of these by-laws for stockholder nomination demands or for all other stockholder proposal demands, as applicable.

(c)       Business. Business transacted at a special meeting requested by stockholders shall be limited to the matters described in the special meeting request; provided, however, that nothing herein shall prohibit the Board of Directors from submitting matters to the stockholders at any special meeting requested by stockholders.

(d)       Time and Date. A special meeting requested by stockholders shall be held at such date and time as may be fixed by the Board of Directors; provided, however, that the date of any such special meeting shall be not more than 90 days after the request to call the special meeting is received by the Notified Officer. Notwithstanding the foregoing, a special meeting requested by stockholders shall not be held if:

(i)        the Board of Directors has called or calls for an annual or special meeting of the stockholders to be held within 90 days after the Notified Officer receives the request for the special meeting and the Board of Directors determines in good faith that the business of such meeting includes (among any other matters properly brought before the meeting) the business specified in the request;

(ii)       the stated business to be brought before the special meeting is not a proper subject for stockholder action under applicable law;

(iii)      an identical or substantially similar item (a “Similar Item”) was presented at any meeting of stockholders held within 120 days prior to the receipt by the Notified Officer of the request for the special meeting (and, for purposes of this Section 2.03(d)(iii), the election of directors shall be deemed a Similar Item with respect to all items of business involving the election or removal of directors); or

________________________

3 NTD: This Section is new and sets forth a process to govern Article II, Section 5 of the current Certificate.

(iv)       the special meeting request was made in a manner that involved a violation of Regulation 14A under the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder (the “Exchange Act”).

(e)       Revocation. A stockholder may revoke a request for a special meeting at any time by written revocation delivered to the Notified Officer at the Corporation’s principal executive offices, and if, following such revocation, there are unrevoked requests from stockholders holding in the aggregate less than the requisite number of shares entitling the stockholders to request the calling of a special meeting, the Board of Directors, in its discretion, may cancel the special meeting.

Section 2.04   Adjournments. Any meeting of the stockholders, annual or special, may be adjourned from time to time to reconvene at the same or some other place, if any, and notice need not be given of any such adjourned meeting if the time, place, if any, thereof and the means of remote communication, if any, are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date is fixed for stockholders entitled to vote at the adjourned meeting, the Board of Directors shall fix a new record date for notice of the adjourned meeting and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at the adjourned meeting as of the record date fixed for notice of the adjourned meeting.

Section 2.05   Notice of Meetings. Notice of the place (if any), date, hour, the record date for determining the stockholders entitled to vote at the meeting (if such date is different from the record date for stockholders entitled to notice of the meeting), and means of remote communication, if any, of every meeting of stockholders shall be given by the Corporation not less than ten days nor more than 60 days before the meeting (unless a different time is specified by law) to every stockholder entitled to vote at the meeting as of the record date for determining the stockholders entitled to notice of the meeting. Notices of special meetings shall also specify the purpose or purposes for which the meeting has been called. Notices of meetings to stockholders may be given by mailing the same, addressed to the stockholder entitled thereto, at such stockholder’s mailing address as it appears on the records of the corporation and such notice shall be deemed to be given when deposited in the U.S. mail, postage prepaid. Without limiting the manner by which notices of meetings otherwise may be given effectively to stockholders, any such notice may be given by electronic transmission in the manner provided in Section 232 of the Delaware General Corporation Law. Notice of any meeting need not be given to any stockholder who shall, either before or after the meeting, submit a waiver of notice or who shall attend such meeting, except when the stockholder attends for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Any stockholder so waiving notice of the meeting shall be bound by the proceedings of the meeting in all respects as if due notice thereof had been given.

Section 2.06   List of Stockholders. The Corporation shall prepare a complete list of the stockholders entitled to vote at any meeting of stockholders (provided, however, if the record date for determining the stockholders entitled to vote is less than ten days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date), arranged in alphabetical order, and showing the address of each stockholder and the number of shares of capital stock of the Corporation registered in the name of each stockholder at least ten days before any meeting of the stockholders. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting for a period of at least ten days before the meeting: (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list was provided with the notice of the meeting; or (b) during ordinary business hours, at the principal place of business of the Corporation. If the meeting is to be held at a place, the list shall also be produced and kept at the time and place of the meeting the whole time thereof and may be inspected by any stockholder who is present. If the meeting is held solely by means of remote communication, the list shall also be open for inspection by any stockholder during the whole time of the meeting as provided by applicable law. Except as provided by applicable law, the stock ledger of the Corporation shall be the only evidence as to who are the stockholders entitled to examine the stock ledger and the list of stockholders or to vote in person or by proxy at any meeting of stockholders.

Section 2.07   Quorum. Unless otherwise required by law, the Certificate of Incorporation or these by-laws, at each meeting of the stockholders, a majority in voting power of the shares of the Corporation entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the chair of the meeting4 or the stockholders entitled to vote at the meeting, present in person or represented by proxy, shall have power, by the affirmative vote of a majority in voting power thereof, to adjourn the meeting from time to time, in the manner provided in Section 2.04, until a quorum shall be present or represented. A quorum, once established, shall not be broken by the subsequent withdrawal of enough votes to leave less than a quorum. At any such adjourned meeting at which there is a quorum, any business may be transacted that might have been transacted at the meeting originally called.

Section 2.08   Organization. The Board of Directors may adopt by resolution such rules and regulations for the conduct of the meeting of the stockholders as it shall deem appropriate. At every meeting of the stockholders, the Chairman of the Board or Lead Director, as applicable, or in their absence or inability to act, the Chief Executive Officer, or, in their absence or inability to act, the officer or director whom the Board of Directors shall appoint, shall act as chair of, and preside at, the meeting. The person whom the chair of the meeting shall appoint secretary of the meeting, shall act as secretary of the meeting and keep the minutes thereof. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chair of any meeting of the stockholders shall have the right and authority to prescribe such rules, regulations, and procedures and to do all such acts as, in the judgment of such chair, are appropriate for the proper conduct of the meeting. Such rules, regulations, or procedures, whether adopted by the Board of Directors or prescribed by the chair of the meeting, may include, without limitation, the following:

(a)       the establishment of an agenda or order of business for the meeting;

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4 NTD: We didn’t previously address adjournment other than by stockholders, but the chair of the meeting should be able to adjourn to get more votes in.

(b)       the determination of when the polls shall open and close for any given matter to be voted on at the meeting;

(c)       rules and procedures for maintaining order at the meeting and the safety of those present;

(d)       limitations on attendance at or participation in the meeting to stockholders of record of the corporation, their duly authorized and constituted proxies, or such other persons as the chair of the meeting shall determine;

(e)       restrictions on entry to the meeting after the time fixed for the commencement thereof; and

(f)       limitations on the time allotted to questions or comments by participants.

Section 2.09   Voting; Proxies.

(a)       General. Unless otherwise required by law or provided in the Certificate of Incorporation, each stockholder shall be entitled to one vote, in person or by proxy, for each share of capital stock held by such stockholder.

(b)       Election of Directors.5 Unless otherwise required by the Certificate of Incorporation, the election of directors shall not be by ballot unless the person presiding at such meeting shall so direct or any shareholder, present in person or by proxy and entitled to vote thereon, shall so demand. If authorized by the Board of Directors, such requirement of a written ballot shall be satisfied by a ballot submitted by electronic transmission, provided that any such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the stockholder or proxy holder. Unless otherwise required by law, the Certificate of Incorporation, or these by-laws, the election of directors shall be decided by a majority of the votes cast at a meeting of the stockholders by the holders of stock entitled to vote in the election; provided, however, that, if the Chairman of the Board determines that the number of nominees for director exceeds the number of directors to be elected, directors shall be elected by a plurality of the votes of the shares represented in person or by proxy at any meeting of stockholders held to elect directors and entitled to vote on such election of directors. For purposes of this Section 2.09(b), a majority of the votes cast means that the number of shares voted “for” a nominee must exceed the votes cast “against” such nominee’s election. If a nominee for director who is not an incumbent director does not receive a majority of the votes cast, the nominee shall not be elected. The Board of Directors has established procedures under which a director standing for reelection in an uncontested election must tender a resignation conditioned on the incumbent director’s failure to receive a majority of the votes cast. In the event of an uncontested election of directors, if an incumbent director who is standing for re-election does not receive a majority of the votes cast, the independent members of the Board of Directors, in accordance with the procedures

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5 NTD: Election of Directors by a majority, with a carveout to provide for plurality voting in the event of a contested election is consistent with Section 7(b) of the existing Bylaws.

established by the Board of Directors, shall decide whether or not to accept such resignation within ninety (90) days after the date the results of the election are certified and the Corporation shall promptly disclose and explain such decision in a document furnished or filed with the United States Securities and Exchange Commission (“SEC”).  The independent members of the Board of Directors in making their decision, may consider any factors or other information that they consider appropriate and relevant, including the recommendation of a committee established for the purposes thereof.  The director who tenders their resignation shall not participate in the decision of the Board of Directors or the recommendation of any committee with respect to their resignation.  If such director’s resignation is rejected by the Board of Directors, such director shall continue to serve until the next annual meeting and until their successor is duly elected, or their earlier resignation or removal.  If a director’s resignation is accepted by the Board of Directors pursuant to this Article II, Section 9(b), then the Board of Directors, in its sole discretion, may fill any resulting vacancy pursuant to the provisions of Article III, Section 3.03 or may decrease the size of the Board of Directors pursuant to the provisions of Article III, Section 3.02.

(c)       Other Matters. Unless otherwise required by law, the Certificate of Incorporation, or these by-laws, any matter, other than the election of directors, brought before any meeting of stockholders shall be decided by the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the matter.

(d)       Proxies. Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. Such authorization may be a document executed by the stockholder or their authorized officer, director, employee, or agent. To the extent permitted by law, a stockholder may authorize another person or persons to act for them as proxy by transmitting or authorizing the transmission of an electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization, or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that the electronic transmission either sets forth or is submitted with information from which it can be determined that the electronic transmission was authorized by the stockholder. A copy, facsimile transmission, or other reliable reproduction (including any electronic transmission) of the proxy authorized by this Section 2.09(d) may be substituted for or used in lieu of the original document for any and all purposes for which the original document could be used, provided that such copy, facsimile transmission, or other reproduction shall be a complete reproduction of the entire original document. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy that is not irrevocable by attending the meeting and voting in person or by delivering to the Chairman of the Board a revocation of the proxy or a new proxy bearing a later date.

Section 2.10   Inspectors at Meetings of Stockholders. In advance of any meeting of the stockholders, the Board of Directors shall, appoint one or more inspectors, who may be employees of the Corporation, to act at the meeting or any adjournment thereof and make a written report thereof. The Board of Directors may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of their duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of their ability. The inspector or inspectors may appoint or retain other persons or entities to assist the inspector or inspectors in the performance of their duties. In determining the validity and counting of proxies and ballots cast at any meeting of stockholders, the inspector or inspectors may consider such information as is permitted by applicable law. No person who is a candidate for office at an election may serve as an inspector at such election. When executing the duties of inspector, the inspector or inspectors shall:

(a)       ascertain the number of shares outstanding and the voting power of each;

(b)       determine the shares represented at the meeting and the validity of proxies and ballots;

(c)       count all votes and ballots;

(d)       determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors; and

(e)       certify their determination of the number of shares represented at the meeting and their count of all votes and ballots.

Section 2.11   Fixing the Record Date.

(a)       In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than 60 nor less than ten days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the determination of stockholders entitled to notice of or to vote at the adjourned meeting.

(b)       In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion, or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

Section 2.12   Advance Notice of Stockholder Nominations and Proposals. At an annual or special meeting of the shareholders, only such business shall be conducted as shall have been properly brought before the meeting.

(a)       Matters Properly Brought.  To be properly brought before a meeting, business must be: (i) specified in the notice of the meeting, (ii) brought by or at the direction of the Board of Directors, or (iii) brought by a shareholder of the Corporation who was a shareholder of record at the time the notice provided for in this Article II, Section 2.12 is delivered to the Chairman of the Board, who is entitled to vote at the meeting and who complied with the notice and other procedures set forth in this Article II, Section 2.12.

(b)       Advance Notice Requirements.  For business to be properly brought before a meeting of shareholders pursuant to clause (iii) of Section 2.12(a) above, the shareholder must have given timely notice of such business and provided timely updates and supplements to such notice, in writing, to the Chairman of the Board of Directors and such business must be a proper matter for shareholder action.

(i)        To be timely, a shareholder’s notice shall:

(A)      (1) with respect to the annual meeting of shareholders, be delivered to the Chairman of the Board at the principal executive offices of the Corporation not later than the close of business on the ninetieth (90th) day nor earlier than the one hundred twentieth (120th) day prior to the one (1)-year anniversary of the preceding year’s annual meeting of shareholders; provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the shareholder to be timely must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the ninetieth (90th) day prior to such annual meeting or, if later, the tenth (10th) day following the day on which public disclosure of the date of such annual meeting was first made; and (2) with respect to any special meeting of shareholders, be delivered not later than the close of business on the tenth (10th) day following the date such special meeting is first publicly announced or disclosed.  In no event shall the announcement of an adjournment of an annual meeting or special meeting of shareholders commence a new time period for the giving of a shareholder’s notice as described above; and

(B)      be further updated and supplemented, if necessary, so that the information provided or required to be provided in such notice shall be true and correct as of the record date for the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof.  The update and supplement shall be delivered to the Chairman of the Board at the principal executive offices of the Corporation not later than the following dates: (1) five (5) business days after the record date for the meeting in the case of the update and supplement required to be made as of the record date, and (2) eight (8) business days prior to the date for the meeting or any adjournment or postponement thereof in the case of the update and supplement to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof.

(ii)       To be in proper form, such shareholder’s notice must include the following, as applicable:

(A)      As to the shareholder giving the notice, the notice shall set forth:

(1)       the name and business address of the shareholder;

(2)       the name and address of the shareholder, as they appear on the Corporation’s books (if they so appear); and

(3)       the class and number of shares of the Corporation beneficially owned by the shareholder; and

(4)       any other information relating to such shareholder and beneficial owners, if any, that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.

(B)      If the notice relates to any business other than a nomination of a director or directors that the shareholder proposes to bring before the meeting, the notice must, in addition to matters set forth in Section 2.12(b)(ii)(A) above, also set forth: (1) a brief description of the business desired to be brought before the meeting; (2) the reasons for conducting such business at the meeting; (3) any material interest of the shareholder in such business; (4) the text of the proposal or business (including the text of any resolutions proposed for consideration); (5) a description of all agreements, arrangements and understandings between such shareholder and the beneficial owner, if any, and any other person or persons (including their names) in connection with the matters set forth in the notice by such shareholder; and (6) such other information as the Board of Directors reasonably determines is necessary or appropriate to enable the Board of Directors and shareholders of the Corporation to consider the proposal.

(C)      As to each person whom the shareholder proposes to nominate for election or reelection to the Board of Directors, a shareholder’s notice must, in addition to the matters set forth in Section 2.12(b)(ii)(A) above, also set forth: (1) all information relating to such nominee that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder (including the nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected) and (2) a description of all direct and indirect compensation and other monetary agreements, arrangements and understandings during the past three (3) years, and any other relationships, between or among such shareholder and beneficial owners, if any, and their respective affiliates and associates, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, on the other hand, including, without limitation all information that would be required to be disclosed pursuant to Rule 404 (or any successor rule) promulgated under SEC Regulation S-K if the shareholder making the nomination and any beneficial owner, if any, on whose behalf the nomination is made, or any affiliate or associate thereof, were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant.

(D)      With respect to each person whom the shareholder proposes to nominate for election or reelection to the Board of Directors, a shareholder’s notice must, in addition to the matters set forth in Sections 2.12(b)(ii)(A) and (C) above, also include a completed and signed questionnaire, representation and agreement required by Section 2.12(b)(ii)(E) below. The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as an independent director of the Corporation or that could be material to a reasonable shareholder’s understanding of the independence, or lack thereof, of such nominee, or to determine whether any of the matters contemplated by Section 2.12(b)(ii)(E) of this Article II apply to such proposed nominee.

(E)      To be eligible to be a nominee of any shareholder for election or reelection as a director of the Corporation, a person must deliver (in accordance with the time periods prescribed for delivery of notice under Article II, Section 2.12 of these By-laws) to the Chairman of the Board at the principal executive offices of the Corporation a written questionnaire with respect to the background and qualification of such individual and the background of any other person or entity on whose behalf, directly or indirectly, the nomination is being made (which questionnaire shall be provided by the Chairman of the Board upon written request), and a written representation and agreement (in the form provided by the Chairman of the Board upon written request) that such individual (A) is not and will not become a party to (1) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation and (2) any Voting Commitment that could limit or interfere with such individual’s ability to comply, if elected as a director of the Corporation, with such individual’s fiduciary duties under applicable law, (B) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein, (C) in such individual’s personal capacity and on behalf of any person or entity on whose behalf, directly or indirectly, the nomination is being made, would be in compliance, if elected as a director of the Corporation, and will comply, with all applicable corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Corporation publicly disclosed from time to time, and (D) agrees to serve if elected as a director.

The person presiding at the meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Article II, Section 2.12 and, he or she shall declare to the meeting that any business not properly brought before the meeting shall not be transacted.

(c)       Rule 14a-8. This Section 2.12 shall not apply to a proposal proposed to be made by a stockholder if the stockholder has notified the Corporation of the stockholder’s intention to present the proposal at an annual or special meeting only pursuant to and in compliance with Rule 14a-8 under the Exchange Act and such proposal has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such meeting.

Section 2.13   Action by Stockholder Consent in Lieu of a Meeting. Unless otherwise provided in the Certificate of Incorporation or by law, any action required by law to be taken at any annual or special meeting of stockholders of the Corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to (a) its registered office in the State of Delaware by hand or by certified mail or registered mail, return receipt requested, (b) its principal place of business, or (c) an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the earliest dated consent delivered in the manner required by this Section 2.13 to the Corporation, written consents signed by a sufficient number of holders to take action are delivered to the Corporation by delivery to (a) its registered office in the State of Delaware by hand or by certified or registered mail, return receipt requested, (b) its principal place of business, or (c) an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

ARTICLE III
Board of Directors

Section 3.01   General Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. The Board of Directors may adopt such rules and procedures, not inconsistent with the Certificate of Incorporation, these by-laws, or applicable law, as it may deem proper for the conduct of its meetings and the management of the Corporation.

Section 3.02   Number; Term of Office. The Board of Directors shall consist of not less than five (5) and not more than nine (9) directors as fixed from time to time by resolution of a majority of the total number of directors that the Corporation would have if there were no vacancies. The number of directors may be increased to more than nine (9) or decreased to less than five (5) only by action of the shareholders. No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires. Each director shall hold office until a successor is duly elected and qualified or until the director’s earlier death, resignation, disqualification, or removal. A director need not be a shareholder of the Corporation.

Section 3.03   Newly Created Directorships and Vacancies. Unless otherwise provided in the Certificate of Incorporation or in Section 3.05, vacancies occurring in the membership of the Board of Directors, from whatever cause arising (including vacancies occurring by reason of the removal of directors without cause and newly created directorships resulting from any increase in the authorized number of directors), may be filled by a majority vote of the remaining directors, though less than a quorum, or such vacancies may be filled by the shareholders.

Section 3.04   Resignation. Any director may resign at any time by notice given in writing or by electronic transmission to the Corporation. Such resignation shall take effect at the date of receipt of such notice by the Corporation or at such later effective date or upon the happening of an event or events as is therein specified. A resignation that is conditioned on a director failing to receive a specified vote for reelection as a director may provide that it is irrevocable. A verbal resignation shall not be deemed effective until confirmed by the director in writing or by electronic transmission to the Corporation.

Section 3.05   Removal. Unless the Certificate of Incorporation provides for cumulative voting or the election of one or more directors by class or their election by holders of bonds, or requires all action by shareholders to be by a greater vote, any one or more of the directors may be removed, (a) with or without cause, at any time, by vote of the shareholders holding a majority of the outstanding shares entitled to vote at any special meeting of the shareholders, present in person or by proxy, or, (b) for cause, by action of the Board of Directors at any regular or special meeting of the Board.  A vacancy or vacancies occurring from such removal may be filled at the special meeting of shareholders or at a regular or special meeting of the Board of Directors.

Section 3.06   Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such times and at such places as may be determined from time to time by the Board of Directors. The Board of Directors may hold an annual meeting, without notice, immediately after the annual meeting of shareholders.

Section 3.07   Special Meetings.6 Special meetings of the Board of Directors may be held at such times and at such places as may be determined by the Chairman of the Board or Lead Director on at least two days’ notice to each director given by one of the means specified in Section 3.10 hereof other than by mail or on at least five days’ notice if given by mail. Special meetings shall be called by the Chairman of the Board, Lead Director or Chief Executive Officer in like manner and on like notice on the written request of any two or more directors. The notice need not state the purposes of the special meeting and, unless indicated in the notice thereof, any and all business may be transacted at a special meeting.7

Section 3.08   Telephone Meetings. Board of Directors or Board of Directors committee meetings may be held by means of telephone conference or other communications equipment by means of which all persons participating in the meeting can hear each other and be heard. Participation by a director in a meeting pursuant to this Section 3.08 shall constitute presence in person at such meeting.

Section 3.09   Adjourned Meetings. A majority of the directors present at any meeting of the Board of Directors, including an adjourned meeting, whether or not a quorum is present, may adjourn and reconvene such meeting to another time and place. At least 24 hours’ notice of any adjourned meeting of the Board of Directors shall be given to each director whether or not present at the time of the adjournment, if such notice shall be given by one of the means specified in Section 3.10 hereof other than by mail, or at least five days’ notice if by mail. Any business may be transacted at an adjourned meeting that might have been transacted at the meeting as originally called.

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6 NTD: Existing Bylaws authorized the Chief Executive Officer to call a special meeting of the Board without the request of two or more directors.

7 NTD: This last sentence is new.

Section 3.10   Notices. Subject to Section 3.07, Section 3.09, and Section 3.11 hereof, whenever notice is required to be given to any director by applicable law, the Certificate of Incorporation, or these by-laws, such notice shall be deemed given effectively if given in person or by telephone, mail addressed to such director at such director’s address as it appears on the records of the Corporation, facsimile, e-mail, or by other means of electronic transmission.

Section 3.11   Waiver of Notice. Whenever notice to directors is required by applicable law, the Certificate of Incorporation, or these by-laws, a waiver thereof, in writing signed by, or by electronic transmission by, the director entitled to the notice, whether before or after such notice is required, shall be deemed equivalent to notice. Attendance by a director at a meeting shall constitute a waiver of notice of such meeting except when the director attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting was not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special Board of Directors or committee meeting need be specified in any waiver of notice.

Section 3.12   Organization. At each regular or special meeting of the Board of Directors, the Chairman of the Board or, in their absence, Lead Director or, in their absence, Chief Executive Officer or, in their absence, another director or officer selected by the Board of Directors shall preside. The person presiding over the meeting shall appoint a secretary of the meeting, who shall act as secretary of the meeting and keep the minutes thereof and shall perform all of the other duties of secretary at such meeting.

Section 3.13   Quorum of Directors. Except as otherwise provided by these by-laws, the Certificate of Incorporation, or required by applicable law, the presence of a majority of the total number of directors on the Board of Directors shall be necessary and sufficient to constitute a quorum for the transaction of business at any meeting of the Board of Directors.

Section 3.14   Action by Majority Vote. Except as otherwise provided by these by-laws, the Certificate of Incorporation, or required by applicable law, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

Section 3.15   Directors’ Action Without Meeting. Unless otherwise restricted by the Certificate of Incorporation or these by-laws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all directors or members of such committee, as the case may be, consent thereto in writing or by electronic transmission and evidence of the same is filed with the minutes of the meeting of the Board of Directors or such committee.

Section 3.16   Lead Director. If the offices of the Chief Executive Officer and Chairman of the Board are not separate, or if the Chairman of the Board is not considered by the Board of Directors to be an independent director, the independent directors will elect one of their number to serve as Lead Director.  The Lead Director, if any, will chair meetings of independent directors, will facilitate communications between other members of the Board of Directors and the Chief Executive Officer and the Chairman of the Board, and will assume other duties which the independent directors as a whole may designate from time to time.

Section 3.17   Committees of the Board of Directors. The Board of Directors may, by resolution passed by a majority of the entire Board, designate one or more committees, each committee to consist of three or more of the directors of the Corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors or in these bylaws, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation; but no such committee shall have the power or authority in reference to (i) approving or adopting, or recommending to the stockholders, any action or matter expressly required by the Delaware General Corporation Law (or any successor statute) to be submitted to stockholders for approval, or (ii) adopting, amending or repealing these bylaws.

Section 3.18   Committee Rules.8 Unless the Board of Directors otherwise provides, each committee designated by the Board may adopt, amend and repeal rules for the conduct of its business. In the absence of a provision by the Board or a provision in the rules of such committee to the contrary, a majority of the entire authorized number of members of such committee shall constitute a quorum for the transaction of business, the vote of a majority of the members present at a meeting at the time of such vote if a quorum is then present shall be the act of such committee, and in all other respects each committee shall conduct its business in the same manner as the Board conducts its business pursuant to this Article III of these bylaws.

Section 3.19   Compensation of Directors. Unless otherwise restricted by the Certificate of Incorporation or these bylaws, the Board of Directors shall have the authority to fix the compensation of directors.

ARTICLE IV
Officers

Section 4.01   Positions and Election.9 As soon as practicable after the annual meeting of stockholders in each year, the Board of Directors shall elect a chairman of the Board (the “Chairman of the Board”), chief executive officer (the “Chief Executive Officer”) and a treasurer (the “Treasurer”). The Board of Directors, in its discretion, may also elect one or more vice presidents, assistant treasurers, assistant secretaries, and other officers in accordance with these by-laws. Any two or more offices may be held by the same person.

Section 4.02   Term. Each officer of the Corporation shall hold office until such officer’s successor is elected and qualified or until such officer’s earlier death, resignation, or removal. Any officer elected or appointed by the Board of Directors may be removed by the Board of Directors at any time with or without cause by the majority vote (unless the Certificate of Incorporation provides otherwise) of the directors present at a regular meeting of directors or at a

________________________

8 NTD: This is a new provision.

9 NTD: Annual election of Chairman of the Board, Chief Executive Officer and Treasurer is a new provision.

special meeting of directors called for that purpose. The election or appointment of an officer shall not of itself create contract rights. Any officer of the Corporation may resign at any time by giving notice of their resignation in writing, or by electronic transmission, to the Board of Directors. Any such resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, immediately upon its receipt. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. Should any vacancy occur among the officers, the position shall be filled for the unexpired portion of the term by appointment made by the Board of Directors.

Section 4.03   Chairman of the Board. The Chairman of the Board shall preside at all meetings of the Board of Directors and shareholders, when present, and perform other such duties as the Board may designate.  In the absence or inability to act of the Chief Executive Officer, the Chairman of the Board shall perform the duties and may exercise the powers of the Chief Executive Officer.

Section 4.04   Chief Executive Officer. The Chief Executive Officer shall, subject to the provisions of these by-laws and the control of the Board of Directors, have general supervision, direction, and control over the business of the Corporation and over its officers. The Chief Executive Officer shall perform all duties incident to the office of the Chief Executive Officer, and any other duties as may be from time to time assigned to the Chief Executive Officer by the Board of Directors, in each case subject to the control of the Board of Directors and shall see that all orders and resolutions of the Board of Directors are carried into effect, and shall have the power to execute in the name of the Corporation all authorized deeds, mortgages, bonds, contracts or other instruments, except in cases in which the signing and execution thereof shall have been expressly delegated to some other officer or agent of the Corporation.

Section 4.05   Treasurer. The treasurer of the Corporation shall have the custody of the Corporation’s funds and securities, except as otherwise provided by the Board of Directors, and shall keep full and accurate accounts of receipts and disbursements in records belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Chief Executive Officer and the directors, at the regular meetings of the Board of Directors, or whenever they may require it, an account of all their transactions as treasurer and of the financial condition of the Corporation.

Section 4.06   Compensation of Officers. The compensation of all officers shall be fixed by the Board of Directors, and the fact that any officer is a director shall not preclude him/her from receiving compensation as an officer, or from voting upon the resolution so providing.

ARTICLE V
INDEMNIFICATION

Section 5.01   Indemnification.10 The Corporation shall indemnify and hold harmless to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person who was or is made or is threatened to be made a party or is otherwise involved in any action, suit, or proceeding, whether civil, criminal, administrative, or investigative (a “Proceeding”), by reason of the fact that they, or a person for whom they are the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, enterprise, or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) actually and reasonably incurred by such person. Notwithstanding the preceding sentence, the Corporation shall be required to indemnify a person in connection with a Proceeding (or part thereof) commenced by such person only if the commencement of such Proceeding (or part thereof) by the person was authorized in the specific case by the Board of Directors.

Section 5.02   Advancement of Expenses. The Corporation shall pay the expenses (including attorneys’ fees) actually and reasonably incurred by a director or officer of the Corporation in defending any Proceeding in advance of its final disposition, upon receipt of an undertaking by or on behalf of such person to repay all amounts advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such person is not entitled to be indemnified for such expenses under this Section 5.02 or otherwise

Section 5.03   Non-Exclusivity of Rights. The rights conferred on any person by this Article V will not be exclusive of any other right which such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these by-laws, agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in their official capacity and as to action in another capacity while holding office. The Corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees, or agents respecting indemnification and advances, to the fullest extent not prohibited by the DGCL.

Section 5.04   Other Indemnification. The Corporation’s obligation, if any, to indemnify any person who was or is serving at its request as a director or officer of another corporation, partnership, joint venture, trust, enterprise, or nonprofit entity shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, joint venture, trust, enterprise, or nonprofit entity.

Section 5.05   Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, enterprise, or nonprofit entity against any liability asserted against them and incurred by them in any such capacity, or arising out of their status as such, whether or not the Corporation would have the power to indemnify them against such liability under the provisions of the DGCL.

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10 NTD: See comments to Indemnification in draft Certificate.

Section 5.06   Repeal, Amendment, or Modification. Any amendment, repeal, or modification of this Article V shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

ARTICLE VI
Stock Certificates and Their Transfer

Section 6.01   Certificates Representing Shares. The shares of stock of the Corporation shall be represented by certificates; provided that the Board of Directors may provide by resolution or resolutions that some or all of any class or series shall be uncertificated shares that may be evidenced by a book-entry system maintained by the registrar of such stock. If shares are represented by certificates, such certificates shall be in the form, other than bearer form, approved by the Board of Directors. The certificates representing shares of stock shall be signed by, or in the name of, the Corporation by any two authorized officers of the Corporation. Any or all such signatures may be facsimiles. In case any officer, transfer agent, or registrar who has signed such a certificate ceases to be an officer, transfer agent, or registrar before such certificate has been issued, it may nevertheless be issued by the Corporation with the same effect as if the signatory were still such at the date of its issue.

Except as otherwise expressly provided by law, the rights and obligations of the holders of uncertificated shares and the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.

Section 6.02   Transfers of Stock. Stock of the Corporation shall be transferable in the manner prescribed by law and in these by-laws. Transfers of stock shall be made on the books administered by or on behalf of the Corporation only by the direction of the registered holder thereof or such person’s attorney, lawfully constituted in writing, and, in the case of certificated shares, upon the surrender to the Corporation or its transfer agent or other designated agent of the certificate thereof, which shall be cancelled before a new certificate or uncertificated shares shall be issued.

Section 6.03   Transfer Agents and Registrars. The Board of Directors may appoint, or authorize any officer or officers to appoint, one or more transfer agents and one or more registrars.

Section 6.04   Lost, Stolen, or Destroyed Certificates. The Board of Directors may direct a new certificate or uncertificated shares to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen, or destroyed upon the making of an affidavit of that fact by the owner of the allegedly lost, stolen, or destroyed certificate. When authorizing such issue of a new certificate or uncertificated shares, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of the lost, stolen, or destroyed certificate, or the owner’s legal representative to give the Corporation a bond sufficient to indemnify it against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen, or destroyed or the issuance of such new certificate or uncertificated shares.

ARTICLE VII
General Provisions11

Section 7.01   Seal. The Corporation may adopt a seal of the Corporation in such form as shall be approved by the Board of Directors. If adopted, the seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise, as may be prescribed by law or custom or by the Board of Directors.

Section 7.02   Fiscal Year. The fiscal year of the Corporation shall be determined by the Board of Directors and, in the absence of such determination, shall be the calendar year.

Section 7.03   Checks, Notes, Drafts, Etc. All checks, notes, drafts, or other orders for the payment of money of the Corporation shall be signed, endorsed, or accepted in the name of the Corporation by such officer, officers, person, or persons as from time to time may be designated by the Board of Directors or by an officer or officers authorized by the Board of Directors to make such designation.

Section 7.04   Conflict with Applicable Law or Certificate of Incorporation. These by-laws are adopted subject to any applicable law and the Certificate of Incorporation. Whenever these by-laws may conflict with any applicable law or the Certificate of Incorporation, such conflict shall be resolved in favor of such law or the Certificate of Incorporation.

Section 7.05   Books and Records. Any records administered by or on behalf of the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be maintained on any information storage device, method, or one or more electronic networks or databases (including one or more distributed electronic networks or databases); provided that the records so kept can be converted into clearly legible paper form within a reasonable time, and, with respect to the stock ledger, the records so kept comply with Section 224 of the DGCL. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect such records pursuant to applicable law.

Section 7.06   Interested Directors; Quorum. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because their or their votes are counted for such purpose, if: (1) the material facts as to their relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (2) the material facts as to their relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (3) the contract or transaction

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11 NTD: General Notice and Waiver (prior Article VI Section 5) was not included as notice and waiver are separately covered in this draft, for example see Section 2.05.

is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

Section 7.07 Forum for Adjudication of Disputes.12

(a)       Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have jurisdiction, the federal district court for the District of Delaware) shall be the sole and exclusive forum for:

(i)        any derivative action or proceeding brought on behalf of the Corporation;

(ii)       any action asserting a claim for breach of a fiduciary duty owed by any director, officer, employee, or agent of the Corporation to the Corporation or the Corporation’s stockholders;

(iii)      any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law, the Certificate of Incorporation, or these by-laws; or

(iv)      any action asserting a claim governed by the internal affairs doctrine;

in each case, subject to said court having personal jurisdiction over the indispensable parties named as defendants therein. If any action the subject matter of which is within the scope of this Section 7.06 is filed in a court other than a court located within the State of Delaware (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to: (i) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce this Section 7.06 (an “Enforcement Action”); and (ii) having service of process made upon such stockholder in any such Enforcement Action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Section 7.06(a).

(b)       Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Section 7.06(b).

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12 NTD: This is new.

ARTICLE VIII
Amendments

Section 8.01   By Shareholders. These By-laws may be amended at any shareholders’ meeting by vote of the shareholders holding a majority (unless the Certificate of Incorporation requires a larger vote) of the outstanding shares entitled to vote thereat, present either in person or by proxy, provided notice of the amendment is included in the notice or waiver of notice of such meeting.

Section 8.02   By Directors. The Board of Directors may also amend these By-laws at any regular or special meeting of the Board by a majority (unless the Certificate of Incorporation requires a larger vote) vote of the entire Board, but any By-laws so made by the Board may be altered or repealed by the shareholders.

Adopted on ______________

Appendix E

CERTIFICATE OF AMENDMENT

OF THE

RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED

OF

REPRO MED SYSTEMS, INC.

Under Section 805 of the Business Corporation Law

FIRST: The current name of the corporation is Repro Med Systems, Inc.

SECOND: The date of filing of the certificate of incorporation with the Department of State is ____________________.

THIRD: The amendment effected by this certificate of amendment is as follows: Paragraph FIRST of the Certificate of Incorporation relating to the name of the corporation is amended to read in its entirety as follows:

FIRST: The name of the Corporation is KORU Medical Systems, Inc.

FOURTH: The certificate of amendment was authorized by the vote of the Board of Directors followed by a vote of a majority of all outstanding shares entitled to vote thereon at a meeting of shareholders.

IN WITNESS WHEREOF, I have signed my name this ___ day of _______, 2022.

________________________________

Linda Tharby

President and Chief Executive Officer